Exhibit 99.2
Unaudited
Financial Supplement
September 30, 2005
Table of Contents

Quarterly and Year-to-Date Financial Trends
Consolidated Financial Highlights	3-4
Consolidated Statements of Income	5
Consolidated Period-End Balance Sheets	6
Consolidated Average Balance Sheets	7
Selected Average Balances	8
Selected Period-End Balances	9
Securitized Balances	10
Average Balances/Net Interest Income/Rates	11-13
Stockholder Data	14
Interest Rate Risk Measures	14
Capitalization	15
Noninterest Income	16
Noninterest Expense	16
Deposit Service Charges	17
Card-Related Fees	17
Salaries, Benefits, and Other Personnel Expense	18
Full-Time Equivalent Employees by Line of Business	18
Credit Quality Statistics	19-21
Ten Largest Nonperforming Assets	21
Commercial Loan Industry Concentration	21
Consumer and Small Business Financial Services Performance Measures	22
Asset Management Performance Measures	23
Mortgage Banking Statistics	24-26
First Franklin Loan Origination and Portfolio Statistics	27
Home Equity Portfolio Statistics	28
Line of Business Results	29-34

Monthly Financial Trends
Consolidated Selected Average Balances	35
Capitalization	36
Full-Time Equivalent Employees By Line of Business	36
Consumer and Small Business Financial Services Performance Measures	37
Asset Management Performance Measures	38
Mortgage Banking Statistics	38
First Franklin Loan Origination and Portfolio Statistics	39

Table of Contents (continued)
FINANCIAL SUPPLEMENT SUMMARY OF PRESENTATION CHANGES
Changes to this Financial Supplement are as follows:
Federal Reserve Bank and Federal Home Loan Bank stock reclassification
At June 30, 2005, the Corporation reclassified Federal Reserve Bank and Federal Home Loan Bank stock from Securities, Available for Sale to Other Investments. Prior period financial information has been updated to reflect this reclassification. The specific line items affected by the reclassification are noted with an asterisk (*).
Interest Rate Risk Measures — page 14
This new section discloses the results of the market value modeling analysis used by the Corporation to manage interest rate risk.
First Franklin Loan Origination and Portfolio Statistics — page 27
Disclosures of certain credit risk management strategies executed on the First Franklin portfolio were added to this section.
Line of Business Results — page 29-34
Average core deposits and average total deposits for each line of business were added to this section. Additionally, prior period business line results have been restated to conform with the current period’s presentation.
Consumer & Small Business Financial Services Performance Measures — page 22 & 37
Deposit Account Metrics were modified and now disclose total average balances and period-end number of accounts by product type for “Core Retail”; i.e., excluding Dealer Finance and Education Finance. Previous disclosures of period-end number of accounts and average account size by product type include those business units.

Unaudited
National City Corporation
CONSOLIDATED FINANCIAL HIGHLIGHTS
(In millions, except per share data)

										Nine Months Ended
	2005			2004				2003		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2005	2004

EARNINGS
Tax-equivalent interest income	$2,066	$1,891	$1,772	$1,752	$1,620	$1,402	$1,350	$1,416	$1,554	$5,729	$4,372
Interest expense	827	694	594	509	424	335	325	375	403	2,115	1,084

Tax-equivalent net interest income	1,239	1,197	1,178	1,243	1,196	1,067	1,025	1,041	1,151	3,614	3,288
Provision for credit losses	56	26	70	81	98	61	83	148	107	152	242

Tax-equivalent NII after provision for credit losses	1,183	1,171	1,108	1,162	1,098	1,006	942	893	1,044	3,462	3,046
Fees and other income	716	951	775	1,442	1,023	861	1,118	981	484	2,442	3,002
Securities gains (losses), net	(1)	5	14	11	3	5	—	10	5	18	8
Noninterest expense	1,158	1,183	1,155	1,271	1,233	1,075	986	1,045	1,008	3,496	3,294

Income before taxes and tax-equivalent adjustment	740	944	742	1,344	891	797	1,074	839	525	2,426	2,762
Income taxes	254	312	250	376	292	273	357	288	175	816	922
Tax-equivalent adjustment	8	7	8	8	8	5	7	7	6	23	20

Net income	$478	$625	$484	$960	$591	$519	$710	$544	$344	$1,587	$1,820

Effective tax rate	34.8%	33.2%	34.1%	28.1%	33.2%	34.4%	33.5%	34.6%	33.8%	34.0%	33.6%

PER COMMON SHARE
Net income:
Basic	$.75	$.98	$.75	$1.48	$.88	$.84	$1.17	$.89	$.56	$2.48	$2.89
Diluted	.74	.97	.74	1.46	.86	.83	1.16	.88	.56	2.45	2.85
Dividends paid	.37	.35	.35	.35	.35	.32	.32	.32	.32	1.07	.99
Book value	20.54	20.42	19.82	19.80	18.98	16.86	16.25	15.39	14.89
Market value (close)	33.44	34.12	33.50	37.55	38.62	35.01	35.58	33.94	29.46
Average shares:
Basic	635.9	636.9	643.0	652.9	663.3	619.1	605.9	607.6	613.6	638.6	629.6
Diluted	644.7	644.1	652.5	666.3	677.1	625.5	612.6	612.7	619.0	647.1	638.5

PERFORMANCE RATIOS
Return on average common equity	14.59%	19.65%	15.35%	29.71%	19.00%	20.13%	29.58%	22.99%	14.87%	16.52%	22.50%
Return on average total equity	14.61	19.66	15.37	29.72	19.01	20.13	29.58	22.99	14.87	16.53	22.51
Return on average assets	1.31	1.80	1.42	2.77	1.76	1.80	2.61	1.88	1.10	1.51	2.03
Net interest margin	3.83	3.85	3.85	4.09	4.04	4.09	4.16	4.03	4.10	3.84	4.09
Efficiency ratio	59.25	55.06	59.16	47.34	55.54	55.77	46.03	51.69	61.62	57.74	52.37

LINE OF BUSINESS (LOB) RESULTS(1)
Net Income:
National City Mortgage	$25	$152	$84	$13	$139	$17	$273	$263	($1)	$261	$429
Rest of National City (RONC):
Consumer and Small Business Financial Services	201	182	159	181	176	166	153	143	165	542	495
Wholesale Banking	204	192	182	193	167	164	140	81	129	578	471
National Consumer Finance	126	147	159	131	166	178	164	91	126	432	508
Asset Management	19	26	21	18	25	64	25	23	24	66	114
National Processing	—	—	—	(9)	17	14	12	15	14	—	43
Parent and Other	(97)	(74)	(121)	433	(99)	(84)	(57)	(72)	(113)	(292)	(240)

Total RONC	453	473	400	947	452	502	437	281	345	1,326	1,391

Total Consolidated National City Corporation	$478	$625	$484	$960	$591	$519	$710	$544	$344	$1,587	$1,820

LOB Contribution to Diluted Earnings Per Share:

National City Mortgage	$.04	$.23	$.13	$.01	$.20	$.02	$.45	$.42	—	$.40	$.67
Rest of National City (RONC):
Consumer and Small Business Financial Services	.31	.29	.24	.27	.26	.27	.25	.23	$.27	.84	.78
Wholesale Banking	.31	.30	.28	.29	.25	.26	.23	.13	.21	.89	.74
National Consumer Finance	.20	.23	.24	.20	.24	.28	.27	.15	.20	.67	.79
Asset Management	.03	.04	.03	.03	.04	.10	.04	.04	.04	.10	.18
National Processing	—	—	—	(.01)	.02	.02	.02	.03	.02	—	.06
Parent and Other	(.15)	(.12)	(.18)	.67	(.15)	(.12)	(.10)	(.12)	(.18)	(.45)	(.37)

Total RONC	.70	.74	.61	1.45	.66	.81	.71	.46	.56	2.05	2.18

Total Consolidated National City Corporation	$.74	$.97	$.74	$1.46	$.86	$.83	$1.16	$.88	$.56	$2.45	$2.85

(1)	See pages 29-34 for more detail on Line of Business results

Unaudited
National City Corporation
CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
($ in millions)

										Nine Months Ended
	2005			2004				2003		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2005	2004

CREDIT QUALITY STATISTICS
Net charge-offs	$83	$72	$87	$104	$97	$63	$82	$150	$125	$242	$242
Provision for credit losses	56	26	70	81	98	61	83	148	107	152	242
Loan loss allowance	1,108	1,125	1,179	1,188	1,178	1,028	1,011	1,023	1,030
Lending-related commitment allowance	88	100	93	100	127	117	115	102	99
Nonperforming assets	585	572	578	563	628	544	606	657	756
Annualized net charge-offs to average portfolio loans	.30%	.27%	.35%	.41%	.41%	.30%	.42%	.76%	.64%	.31%	.38%
Loan loss allowance to period-end portfolio loans	1.02	1.06	1.15	1.19	1.21	1.22	1.26	1.29	1.32
Loan loss allowance to nonperforming portfolio loans	230.08	238.64	242.76	253.42	234.48	234.09	200.41	186.09	163.80
Loan loss allowance (period-end) to annualized net charge-offs	336.67	391.50	330.46	290.31	302.46	407.33	305.75	171.81	208.55	341.69	363.16
Nonperforming assets to period-end portfolio loans and other nonperforming assets	.54	.54	.56	.56	.64	.64	.76	.83	.97

CAPITAL AND LIQUIDITY RATIOS
Tier 1 capital(1)	7.64%	7.96%	7.91%	8.25%	8.23%	9.02%	9.36%	8.79%	8.11%
Total risk-based capital(1)	10.73	11.20	11.25	11.79	11.86	13.07	13.67	13.12	12.29
Leverage(1)	7.00	7.36	7.22	7.31	7.35	7.90	8.19	7.43	6.58
Period-end equity to assets	8.82	9.03	8.98	9.19	9.15	8.83	8.84	8.18	7.49
Period-end tangible common equity to assets(2)	6.58	6.76	6.66	6.84	6.72	7.65	7.88	7.23	6.59
Average equity to assets	8.97	9.14	9.23	9.32	9.25	8.94	8.82	8.20	7.41	9.11%	9.02%
Average equity to portfolio loans	12.00	12.17	12.63	12.98	12.97	12.51	12.21	12.05	11.90	12.24	12.59
Average portfolio loans to deposits	127.66	129.93	124.07	118.67	115.52	114.03	120.30	116.37	107.50	127.40	116.45
Average portfolio loans to core deposits	158.05	154.66	150.72	145.37	141.21	132.75	135.51	133.21	125.80	154.74	136.65
Average portfolio loans to earning assets	83.57	84.11	82.43	81.52	80.56	79.24	80.08	75.47	68.82	83.49	79.99
Average securities to earning assets*	5.75	6.22	6.68	7.45	7.80	6.02	6.27	5.99	5.64	6.20	6.76

AVERAGE BALANCES
Assets	$144,785	$139,514	$138,377	$137,909	$133,602	$115,948	$109,530	$114,566	$123,747	$140,916	$119,744
Portfolio loans	108,204	104,749	101,144	99,006	95,324	82,863	79,085	77,901	77,064	104,865	85,792
Loans held for sale or securitization	11,570	10,109	11,502	11,503	11,861	13,910	12,323	17,680	27,036	10,922	12,695
Securities (at cost)*	7,450	7,746	8,195	9,044	9,230	6,290	6,197	6,187	6,314	7,793	7,246
Earning assets	129,477	124,532	122,708	121,453	118,332	104,567	98,759	103,218	111,984	125,598	107,260
Core deposits	68,462	67,728	67,109	68,105	67,506	62,420	58,360	58,479	61,258	67,770	62,780
Purchased deposits and funding	59,567	55,859	54,713	53,030	49,907	40,080	38,253	43,267	49,743	56,732	42,772
Total equity	12,980	12,752	12,779	12,847	12,359	10,370	9,659	9,390	9,171	12,838	10,802

PERIOD-END BALANCES
Assets	$146,560	$143,975	$140,836	$139,280	$136,499	$117,087	$111,470	$114,036	$121,057
Portfolio loans	108,720	106,640	102,786	100,138	97,439	84,537	79,927	79,279	77,756
Loans held for sale or securitization	11,942	11,539	11,639	12,430	10,745	12,467	12,478	15,368	23,615
Securities (at fair value)*	7,568	7,694	8,085	8,765	9,338	6,159	6,540	6,525	6,405
Core deposits	67,738	67,922	68,336	67,297	67,003	61,851	60,030	58,922	58,680
Purchased deposits and funding	61,839	58,639	55,274	55,282	52,535	41,473	37,343	41,983	49,010
Total equity	12,920	13,002	12,643	12,804	12,492	10,335	9,854	9,329	9,068

(1)	Third quarter 2005 regulatory capital ratios are based upon preliminary data

(2)	Excludes goodwill and other intangible assets

*	See note on Summary of Presentation Changes.

Unaudited
National City Corporation
CONSOLIDATED STATEMENTS OF INCOME
($ in thousands, except per share data)

										Nine Months Ended
	2005			2004				2003		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2005	2004

Interest Income:
Loans	$1,936,802	$1,763,065	$1,640,874	$1,597,934	$1,478,859	$1,305,225	$1,249,107	$1,319,958	$1,456,575	$5,340,741	$4,033,191
Securities:
Taxable	81,689	86,041	89,776	100,509	103,590	65,332	69,293	67,721	67,650	257,506	238,215
Exempt from Federal income taxes	7,377	7,538	8,389	8,106	7,820	8,544	8,199	8,360	8,424	23,304	24,563
Dividends*	2,420	2,436	1,577	2,104	2,882	740	180	415	305	6,433	3,802
Federal funds sold and security resale agreements	3,977	2,070	2,054	2,283	1,668	1,505	729	813	827	8,101	3,902
Other investments*	26,407	22,107	22,151	34,490	17,621	13,757	16,430	12,353	13,392	70,665	47,808

Total interest income	2,058,672	1,883,257	1,764,821	1,745,426	1,612,440	1,395,103	1,343,938	1,409,620	1,547,173	5,706,750	4,351,481

Interest Expense:
Deposits	439,887	357,827	312,702	275,894	230,042	201,650	188,545	199,900	213,127	1,110,416	620,237
Federal funds borrowed and security repurchase agreements	61,801	37,551	37,654	30,651	25,778	19,664	18,004	19,797	30,330	137,006	63,446
Borrowed funds	19,037	14,492	6,498	5,384	3,794	3,101	2,958	2,396	2,678	40,027	9,853
Long-term debt	306,175	284,428	237,088	197,420	164,343	110,303	115,804	152,365	157,067	827,691	390,450

Total interest expense	826,900	694,298	593,942	509,349	423,957	334,718	325,311	374,458	403,202	2,115,140	1,083,986

Net interest income	1,231,772	1,188,959	1,170,879	1,236,077	1,188,483	1,060,385	1,018,627	1,035,162	1,143,971	3,591,610	3,267,495
Provision for credit losses	55,452	25,827	70,447	81,545	98,432	60,788	82,507	147,991	107,047	151,726	241,727

Net interest income after provision for credit losses	1,176,320	1,163,132	1,100,432	1,154,532	1,090,051	999,597	936,120	887,171	1,036,924	3,439,884	3,025,768

Noninterest Income:
Mortgage banking revenue	183,048	400,505	282,969	141,391	369,765	193,173	579,398	451,252	(26,883)	866,522	1,142,336
Deposit service charges	193,108	171,801	160,829	174,227	172,526	161,549	147,353	146,265	144,940	525,738	481,428
Payment processing revenue	440	413	374	22,123	132,931	131,944	121,619	134,913	124,517	1,227	386,494
Trust and investment management fees	72,986	78,379	73,087	72,406	73,146	79,803	75,576	72,003	72,403	224,452	228,525
Card-related fees	25,065	32,191	28,402	31,315	35,148	37,965	37,130	42,003	41,827	85,658	110,243
Brokerage revenue	35,252	43,590	39,418	45,107	34,343	34,167	32,252	31,400	32,776	118,260	100,762
Leasing revenue	65,758	68,952	74,071	81,281	87,522	5,828	5,776	8,458	10,602	208,781	99,126
Other	140,026	155,311	115,878	873,895	118,284	216,651	118,454	94,213	84,339	411,215	453,389

Total fees and other income	715,683	951,142	775,028	1,441,745	1,023,665	861,080	1,117,558	980,507	484,521	2,441,853	3,002,303
Securities gains (losses), net	(1,107)	4,858	14,253	10,649	2,989	5,197	139	10,177	5,398	18,004	8,325

Total noninterest income	714,576	956,000	789,281	1,452,394	1,026,654	866,277	1,117,697	990,684	489,919	2,459,857	3,010,628

Noninterest Expense:
Salaries, benefits, and other personnel	667,509	651,152	630,809	684,780	661,486	594,060	548,891	541,174	571,059	1,949,470	1,804,437
Equipment	70,971	75,880	75,990	91,746	72,955	68,843	66,323	71,928	54,646	222,841	208,121
Net occupancy	71,136	72,087	100,630	68,527	66,044	59,476	59,959	61,229	57,323	243,853	185,479
Third-party services	67,747	65,482	66,283	94,868	82,197	72,346	68,364	88,227	70,739	199,512	222,907
Card processing	5,297	5,198	4,847	13,488	58,969	60,396	57,543	60,379	54,194	15,342	176,908
Marketing and public relations	31,558	39,288	28,189	33,645	29,640	29,858	22,260	29,726	22,259	99,035	81,758
Leasing expense	24,649	52,735	56,575	57,068	63,097	1,883	3,637	2,966	(4,861)	133,959	68,617
Other	219,473	220,823	192,021	227,009	198,386	188,275	159,363	189,775	182,257	632,317	546,024

Total noninterest expense	1,158,340	1,182,645	1,155,344	1,271,131	1,232,774	1,075,137	986,340	1,045,404	1,007,616	3,496,329	3,294,251

Income before income tax expense	732,556	936,487	734,369	1,335,795	883,931	790,737	1,067,477	832,451	519,227	2,403,412	2,742,145
Income tax expense	254,725	311,360	250,227	375,990	293,216	271,691	357,109	288,335	175,590	816,312	922,016

Net income	$477,831	$625,127	$484,142	$959,805	$590,715	$519,046	$710,368	$544,116	$343,637	$1,587,100	$1,820,129

Net Income Per Common Share:
Basic	$.75	$.98	$.75	$1.48	$.88	$.84	$1.17	$.89	$.56	$2.48	$2.89
Diluted	.74	.97	.74	1.46	.86	.83	1.16	.88	.56	2.45	2.85

Average Common Shares:
Basic	635,857,605	636,882,733	643,004,817	652,948,959	663,338,716	619,097,523	605,916,791	607,623,840	613,574,321	638,555,538	629,574,688
Diluted	644,687,904	644,134,005	652,487,487	666,250,318	677,143,218	625,476,357	612,596,633	612,711,761	618,968,822	647,074,563	638,546,781

Memo:
Tax-equivalent net interest income	$1,239,246	$1,196,759	$1,177,842	$1,243,470	$1,195,824	$1,066,780	$1,025,157	$1,041,905	$1,150,765	$3,613,847	$3,287,761
Net income available to common stockholders	477,416	624,734	483,749	959,412	590,322	519,046	710,368	544,116	343,637	1,585,899	1,819,736

*	See note on Summary of Presentation Changes

Unaudited
National City Corporation
CONSOLIDATED PERIOD-END BALANCE SHEETS
($ in thousands)

	2005			2004				2003
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr

Assets
Cash and demand balances due from banks	$3,707,932	$3,937,424	$3,651,704	$3,832,040	$3,629,582	$3,171,945	$3,386,459	$3,595,706	$3,602,298
Federal funds sold and security resale agreements	409,338	265,575	191,985	302,534	292,554	1,087,481	355,240	162,347	131,062
Securities available for sale, at fair value*	7,568,403	7,694,298	8,085,276	8,764,956	9,337,745	6,159,413	6,540,449	6,525,317	6,405,010
Other investments*	1,913,213	1,929,430	1,818,145	1,450,197	1,836,714	925,559	845,550	1,171,186	1,119,249
Loans held for sale or securitization:
Commercial	13,964	9,000	9,000	24,534	16,591	26,249	7,300	16,300	15,591
Commercial real estate	89,349	137,789	741,175	546,072	235,708	—	—	—	—
Mortgage	11,831,802	10,976,873	10,888,793	11,859,715	10,492,391	12,440,540	12,470,720	14,497,277	23,599,767
Automobile	—	—	—	—	—	—	—	853,982	—
Credit card	—	414,343	—	—	—	—	—	—	—
Student loans	6,431	1,176	—	—	—	—	—	—	—

Total loans held for sale or securitization	11,941,546	11,539,181	11,638,968	12,430,321	10,744,690	12,466,789	12,478,020	15,367,559	23,615,358
Portfolio loans:
Commercial	27,548,742	27,934,129	26,382,505	25,160,464	25,075,730	19,738,970	19,017,015	19,164,326	20,934,229
Commercial construction	3,149,020	3,112,916	2,921,411	2,922,921	2,894,973	2,284,178	2,188,177	2,289,429	2,524,598
Real estate — commercial	12,132,712	11,787,695	11,931,676	12,193,394	12,024,140	11,014,482	9,893,169	9,827,877	9,495,261
Real estate — residential	33,074,697	32,498,082	30,984,625	30,398,068	30,117,952	28,731,664	27,199,655	27,393,711	24,330,916
Home equity lines of credit	22,458,801	21,567,669	19,984,117	18,884,890	17,267,143	13,781,781	12,008,704	10,950,356	10,074,306
Credit card and other unsecured lines of credit	2,371,087	2,302,375	2,293,615	2,413,465	2,295,173	2,198,703	2,234,590	2,324,198	2,178,703
Other consumer	7,984,637	7,436,695	8,288,293	8,164,633	7,763,934	6,787,488	7,385,938	7,328,956	8,217,497

Total portfolio loans	108,719,696	106,639,561	102,786,242	100,137,835	97,439,045	84,537,266	79,927,248	79,278,853	77,755,510
Allowance for loan losses	(1,108,194)	(1,125,127)	(1,178,824)	(1,188,462)	(1,177,680)	(1,027,550)	(1,010,549)	(1,022,720)	(1,030,225)

Net portfolio loans	107,611,502	105,514,434	101,607,418	98,949,373	96,261,365	83,509,716	78,916,699	78,256,133	76,725,285
Properties and equipment	1,277,607	1,267,479	1,275,620	1,268,688	1,263,170	1,170,130	1,101,656	1,085,220	1,066,819
Equipment leased to others	758,325	865,476	961,814	1,050,787	1,165,681	34,508	39,178	48,992	59,345
Other real estate owned	92,411	90,578	90,062	89,362	107,296	95,470	92,331	99,418	110,380
Mortgage servicing rights	1,835,921	1,454,444	1,787,344	1,504,866	1,416,112	1,926,051	1,199,918	1,298,417	1,136,987
Goodwill	3,322,205	3,317,259	3,298,052	3,302,413	3,308,500	1,423,536	1,103,340	1,103,340	1,103,271
Other intangible assets	183,056	194,796	198,459	213,461	253,800	68,408	56,336	62,475	68,631
Derivative assets	785,764	983,019	910,956	885,541	1,210,692	876,243	1,550,552	1,349,259	1,785,967
Accrued income and other assets	5,152,489	4,921,966	5,320,326	5,235,838	5,671,388	4,171,623	3,804,443	3,910,700	4,127,733

Total Assets	$146,559,712	$143,975,359	$140,836,129	$139,280,377	$136,499,289	$117,086,872	$111,470,171	$114,036,069	$121,057,395

Liabilities
Deposits:
Noninterest bearing	$18,059,199	$18,756,679	$19,200,996	$18,652,502	$18,339,275	$17,448,186	$16,988,347	$16,585,367	$16,828,794
NOW and money market accounts	27,906,992	28,191,008	29,081,000	29,263,454	29,678,397	28,153,616	27,767,329	26,849,261	26,256,752
Savings accounts	2,222,831	2,369,628	2,459,455	2,552,990	2,580,343	2,560,288	2,425,914	2,353,721	2,373,289
Consumer time	19,548,914	18,604,907	17,594,106	16,828,303	16,404,590	13,689,154	12,848,588	13,133,909	13,221,476

Core deposits	67,737,936	67,922,222	68,335,557	67,297,249	67,002,605	61,851,244	60,030,178	58,922,258	58,680,311
Other	7,322,820	6,432,114	5,019,009	4,635,416	4,794,275	1,278,431	972,734	924,969	2,731,341
Foreign	8,357,477	8,784,996	7,335,170	14,021,942	5,078,531	9,906,414	6,210,322	4,082,803	8,864,227

Total deposits	83,418,233	83,139,332	80,689,736	85,954,607	76,875,411	73,036,089	67,213,234	63,930,030	70,275,879
Federal funds borrowed and security repurchase agreements	7,788,910	8,217,810	7,610,530	5,892,428	6,542,450	5,892,472	9,220,268	6,693,916	8,637,604
Borrowed funds	5,452,671	1,538,640	1,796,793	2,035,900	7,627,340	3,903,212	1,381,465	6,615,460	1,472,746
Long-term debt	32,917,618	33,665,675	33,512,583	28,695,992	28,492,599	20,492,392	19,557,891	23,666,292	27,304,153
Derivative liabilities	695,752	643,487	841,483	596,822	633,828	707,349	844,178	875,737	1,246,371
Accrued expenses and other liabilities	3,366,241	3,768,661	3,741,515	3,301,099	3,835,187	2,720,374	3,399,024	2,925,963	3,052,798

Total Liabilities	133,639,425	130,973,605	128,192,640	126,476,848	124,006,815	106,751,888	101,616,060	104,707,398	111,989,551
Stockholders’ Equity
Preferred stock	—	—	—	—	—	—	—	—	—
Common stock	2,515,572	2,546,862	2,551,086	2,586,999	2,633,092	2,451,521	2,426,239	2,423,985	2,436,547
Capital surplus	3,734,318	3,726,660	3,682,830	3,647,711	3,666,340	1,607,658	1,182,405	1,116,279	1,079,072
Retained earnings	6,630,213	6,649,450	6,362,731	6,468,231	6,105,769	6,234,266	6,176,988	5,723,720	5,502,147
Accumulated other comprehensive income	40,184	78,782	46,842	100,588	87,273	41,539	68,479	64,687	50,078

Total Stockholders’ Equity	12,920,287	13,001,754	12,643,489	12,803,529	12,492,474	10,334,984	9,854,111	9,328,671	9,067,844

Total Liabilities and Stockholders’ Equity	$146,559,712	$143,975,359	$140,836,129	$139,280,377	$136,499,289	$117,086,872	$111,470,171	$114,036,069	$121,057,395

Common Shares Outstanding	628,892,825	636,715,366	637,771,299	646,749,650	658,272,817	612,880,193	606,559,564	605,996,120	609,136,762

Memo:
Noninterest bearing mortgage escrow principal and interest (P&I) balances	$2,463,024	$2,680,606	$2,880,524	$2,912,598	$2,405,762	$2,325,648	$3,226,351	$2,394,020	$2,993,448
Noninterest bearing mortgage escrow taxes and insurance (T&I) balances	1,493,832	1,404,605	1,271,150	1,129,641	1,425,109	1,165,704	1,041,688	860,045	1,018,593
Noninterest bearing mortgage escrow replacement reserve (NRR) balances	119,678	120,532	113,129	103,267	101,183	—	—	—	—
Interest bearing mortgage escrow replacement reserve (IRR) balances	129,176	136,386	154,546	128,103	122,322	—	—	—	—
Noninterest bearing deposits excluding P&I, T&I, and NRR balances	13,982,665	14,550,936	14,936,193	14,506,996	14,407,221	13,956,834	12,720,308	13,331,302	12,816,753
Core deposits excluding P&I, T&I, NRR, and IRR balances	63,532,226	63,580,093	63,916,208	63,023,640	62,948,229	58,359,892	55,762,139	55,668,193	54,668,270

*	See note on Summary of Presentation Changes

Unaudited
National City Corporation
CONSOLIDATED AVERAGE BALANCE SHEETS
($ in millions)

										Nine Months Ended
	2005			2004				2003		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2005	2004

Assets
Earning Assets:
Portfolio loans:
Commercial	$27,426	$27,151	$25,553	$25,173	$24,784	$19,531	$18,860	$20,022	$21,152	$26,718	$21,073
Commercial construction	3,083	2,999	2,909	2,936	2,815	2,270	2,245	2,445	2,425	2,997	2,445
Real estate — commercial	12,069	11,782	12,127	11,998	11,993	10,821	9,819	9,587	9,450	12,133	10,881
Real estate — residential	33,537	31,669	30,515	30,548	29,639	27,981	27,076	25,564	24,088	31,918	28,238
Home equity lines of credit	21,978	20,791	19,381	18,082	16,247	12,819	11,396	10,410	9,612	20,726	13,498
Credit card and other unsecured lines of credit	2,399	2,304	2,351	2,350	2,281	2,232	2,283	2,330	2,170	2,352	2,265
Other consumer	7,712	8,053	8,308	7,919	7,565	7,209	7,406	7,543	8,167	8,021	7,392

Total portfolio loans	108,204	104,749	101,144	99,006	95,324	82,863	79,085	77,901	77,064	104,865	85,792
Loans held for sale or securitization:
Commercial	18	13	16	16	61	21	13	13	13	16	32
Commercial real estate	84	279	312	326	328	—	—	—	—	83	110
Mortgage	11,178	9,746	11,174	11,161	11,472	13,889	11,780	17,060	27,023	10,701	12,377
Automobile	—	—	—	—	—	—	530	607	—	—	176
Student	5	—	—	—	—	—	—	—	—	2	—
Credit card	285	71	—	—	—	—	—	—	—	120	—

Total loans held for sale or securitization	11,570	10,109	11,502	11,503	11,861	13,910	12,323	17,680	27,036	10,922	12,695
Securities available for sale, at cost*	7,450	7,746	8,195	9,044	9,230	6,290	6,197	6,187	6,314	7,793	7,246
Federal funds sold and security resale agreements	378	218	259	289	284	530	260	275	272	286	358
Other investments*	1,875	1,710	1,608	1,611	1,633	974	894	1,175	1,298	1,732	1,169

Total earning assets	129,477	124,532	122,708	121,453	118,332	104,567	98,759	103,218	111,984	125,598	107,260
Allowance for loan losses	(1,123)	(1,178)	(1,175)	(1,176)	(1,181)	(1,027)	(1,017)	(1,025)	(1,048)	(1,158)	(1,075)
Fair value appreciation of securities available for sale	74	79	146	161	82	138	220	201	202	100	146
Cash and demand balances due from banks	3,698	3,687	3,706	3,829	3,354	3,088	3,015	3,173	3,554	3,697	3,153
Properties and equipment	1,270	1,282	1,277	1,263	1,259	1,158	1,090	1,083	1,059	1,276	1,169
Equipment leased to others	796	915	1,008	1,100	1,248	37	44	57	68	906	446
Other real estate owned	92	91	92	109	112	93	98	105	107	91	101
Mortgage servicing rights	1,662	1,710	1,504	1,448	1,842	1,593	1,341	1,271	1,225	1,626	1,592
Goodwill	3,323	3,308	3,300	3,319	3,315	1,403	1,103	1,103	1,103	3,310	1,946
Other intangible assets	184	188	206	197	225	72	59	65	71	193	119
Derivative assets	317	295	353	505	330	573	783	854	544	322	561
Accrued income and other assets	5,015	4,605	5,252	5,701	4,684	4,253	4,035	4,461	4,878	4,955	4,326

Total Assets	$144,785	$139,514	$138,377	$137,909	$133,602	$115,948	$109,530	$114,566	$123,747	$140,916	$119,744

Liabilities
Deposits:
Noninterest bearing	$18,706	$18,434	$18,136	$18,883	$18,731	$17,756	$15,658	$16,089	$19,408	$18,427	$17,387
NOW and money market accounts	28,233	28,726	29,253	29,851	29,778	28,614	27,325	26,845	26,091	28,734	28,577
Savings accounts	2,303	2,425	2,531	2,706	2,679	2,576	2,369	2,367	2,422	2,419	2,542
Consumer time	19,220	18,143	17,189	16,665	16,318	13,474	13,008	13,178	13,337	18,190	14,274

Core deposits	68,462	67,728	67,109	68,105	67,506	62,420	58,360	58,479	61,258	67,770	62,780
Brokered retail CDs	6,255	4,843	4,336	4,480	4,373	531	499	836	2,502	5,152	1,810
Other	764	619	538	566	828	567	359	369	739	642	585
Foreign	9,278	7,432	9,539	10,279	9,809	9,150	6,520	7,260	7,186	8,749	8,498

Total deposits	84,759	80,622	81,522	83,430	82,516	72,668	65,738	66,944	71,685	82,313	73,673
Federal funds borrowed and security repurchase agreements	7,976	6,077	7,130	7,126	8,033	8,254	7,942	8,754	10,660	7,064	8,076
Borrowed funds	2,123	2,524	1,486	1,651	1,120	1,547	1,594	992	1,087	2,047	1,420
Long-term debt	33,171	34,364	31,684	28,928	25,744	20,031	21,339	25,056	27,569	33,078	22,383
Derivative liabilities	240	219	284	319	364	343	435	431	511	247	381
Accrued expenses and other liabilities	3,536	2,956	3,492	3,608	3,466	2,735	2,823	2,999	3,064	3,329	3,009

Total Liabilities	131,805	126,762	125,598	125,062	121,243	105,578	99,871	105,176	114,576	128,078	108,942
Total Stockholders’ Equity	12,980	12,752	12,779	12,847	12,359	10,370	9,659	9,390	9,171	12,838	10,802

Total Liabilities and Stockholders’ Equity	$144,785	$139,514	$138,377	$137,909	$133,602	$115,948	$109,530	$114,566	$123,747	$140,916	$119,744

Memo:

Noninterest bearing mortgage escrow principal and interest (P&I) balances	$3,058	$2,779	$2,645	$3,027	$2,777	$3,596	$2,471	$2,646	$5,738	$2,829	$2,948
Noninterest bearing mortgage escrow taxes and insurance (T&I) balances	1,526	1,406	1,221	1,392	1,417	1,152	976	1,048	1,050	1,386	1,182
Noninterest bearing mortgage escrow replacement reserve (NRR) balances	121	115	103	110	94	—	—	—	—	113	32
Interest bearing mortgage escrow replacement reserve (IRR) balances	138	137	138	128	119	—	—	—	—	138	40

Noninterest bearing deposits excluding P&I, T&I, and NRR balances	14,001	14,134	14,167	14,354	14,443	13,008	12,211	12,395	12,620	14,099	13,225
Core deposits excluding P&I, T&I, NRR, and IRR balances	63,619	63,291	63,002	63,448	63,099	57,672	54,913	54,785	54,470	63,304	58,578

*	See note on Summary of Presentation Changes

Unaudited
National City Corporation
SELECTED AVERAGE BALANCES
($ in millions)

										Nine Months Ended
	2005			2004				2003		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2005	2004

AVERAGE MORTGAGE LOANS HELD FOR SALE
National City Mortgage	$8,294	$7,694	$8,511	$9,123	$8,892	$11,304	$10,146	$15,355	$25,933	$8,166	$10,111
First Franklin	2,884	2,052	2,636	1,985	2,483	2,520	1,634	1,388	1,080	2,527	2,212
National City Home Loan Services (formerly Altegra)	—	—	25	48	4	65	—	317	10	8	23
Provident PCFS(1)	—	—	2	5	93	—	—	—	—	—	31

Total mortgage loans held for sale	$11,178	$9,746	$11,174	$11,161	$11,472	$13,889	$11,780	$17,060	$27,023	$10,701	$12,377

SELECTED AVERAGE PORTFOLIO LOAN BALANCES
Commercial
Commercial	$22,347	$22,168	$20,699	$20,531	$20,182	$16,308	$15,676	$16,795	$17,852	$21,744	$17,399
Floorplan	946	1,054	1,046	1,059	1,078	1,030	975	909	886	1,015	1,028
Leases	3,215	3,067	2,918	2,697	2,655	1,351	1,380	1,447	1,504	3,068	1,799
Non-taxable	312	301	307	313	333	320	317	373	405	307	323
International	606	561	583	573	536	522	512	498	505	584	524

Total Commercial	$27,426	$27,151	$25,553	$25,173	$24,784	$19,531	$18,860	$20,022	$21,152	$26,718	$21,073

Real estate — residential
First Franklin(2)	$19,614	$18,497	$18,425	$18,393	$17,497	$16,236	$15,376	$14,219	$12,290	$18,850	$16,547
Altegra/Loan Zone(3)	8	8	8	39	128	180	294	405	1,419	8	201
Bank portfolio and other	7,803	7,285	6,258	6,391	6,456	6,337	6,366	6,073	6,152	7,121	6,214
Home equity installment	6,112	5,879	5,824	5,725	5,558	5,228	5,040	4,867	4,227	5,939	5,276

Total Real Estate — Residential	$33,537	$31,669	$30,515	$30,548	$29,639	$27,981	$27,076	$25,564	$24,088	$31,918	$28,238

Credit Card and Other Unsecured Lines of Credit
Credit card	$926	$896	$983	$1,002	$996	$997	$1,084	$1,071	$1,026	$935	$1,025
Personal lines of credit	664	618	603	600	545	513	502	586	481	629	520
Business lines of credit	809	790	765	748	740	722	697	673	663	788	720

Total Credit Card and Other Unsecured Lines of Credit	$2,399	$2,304	$2,351	$2,350	$2,281	$2,232	$2,283	$2,330	$2,170	$2,352	$2,265

BUSINESS UNIT SELECTED AVERAGE PORTFOLIO LOAN BALANCES
National Home Equity(4)
Home equity lines of credit	$13,127	$12,023	$10,740	$9,507	$7,937	$6,207	$5,017	$4,250	$3,527	$11,972	$6,393
Installment loans (real estate-residential)	1,855	1,741	1,651	1,596	1,555	1,445	1,386	1,282	1,104	1,750	1,462

Total National Home Equity	$14,982	$13,764	$12,391	$11,103	$9,492	$7,652	$6,403	$5,532	$4,631	$13,722	$7,855

(1)	In December 2004, the Provident PCFS business was sold .

(2)	Refer to page 27 for more information regarding this portfolio.

(3)	Represents nonconforming mortgages originated under the former Altegra/Loan Zone business units. These portfolio loans are contained in the National Consumer Finance line of business.

(4)	Represents a division under the National Consumer Finance line of business.

Unaudited
National City Corporation
SELECTED PERIOD-END BALANCES
($ in millions)

	2005			2004				2003
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr

MORTGAGE LOANS HELD FOR SALE OR SECURITIZATION
National City Mortgage	$8,346	$8,288	$8,668	$9,552	$8,802	$9,751	$10,631	$12,755	$21,463
First Franklin	3,486	2,689	2,221	1,898	1,521	2,687	1,840	1,742	1,187
National City Home Loan Services (formerly Altegra)	—	—	—	407	121	3	—	—	950
Provident PCFS(1)	—	—	—	3	48	—	—	—	—

Total Mortgage Loans Held for Sale or Securitization	$11,832	$10,977	$10,889	$11,860	$10,492	$12,441	$12,471	$14,497	$23,600

PORTFOLIO LOAN BALANCES
Commercial
Commercial	$22,252	$22,843	$21,412	$20,317	$20,444	$16,448	$15,812	$15,879	$17,685
Floorplan	950	1,055	1,047	1,105	1,049	1,030	1,013	988	877
Leases	3,377	3,166	3,033	2,836	2,681	1,369	1,347	1,427	1,477
Non-taxable	300	310	305	308	329	335	317	330	403
International	670	560	585	594	573	557	528	540	492

Total Commercial	$27,549	$27,934	$26,382	$25,160	$25,076	$19,739	$19,017	$19,164	$20,934

Real estate — residential
First Franklin(2)	$19,490	$18,880	$18,131	$18,260	$18,116	$16,714	$15,627	$15,137	$13,183
Altegra/Loan Zone(3)	7	8	7	8	6	133	278	309	1,325
Bank portfolio and other	7,288	7,678	6,988	6,404	6,310	6,534	6,163	6,950	5,114
Home equity installment	6,290	5,932	5,859	5,726	5,686	5,351	5,132	4,998	4,709

Total Real Estate — Residential	$33,075	$32,498	$30,985	$30,398	$30,118	$28,732	$27,200	$27,394	$24,331

BANK STOCK FUND
Cost basis of equity investments	$282	$247	$220	$208	$187	$157	$38	$7	$33
Unrealized gains (losses), net	2	14	9	28	13	12	4	1	6

Fair Value of Investments	$284	$261	$229	$236	$200	$169	$42	$8	$39

INTANGIBLE ASSETS
Goodwill	$3,322	$3,317	$3,298	$3,302	$3,309	$1,424	$1,103	$1,103	$1,103
Core deposit intangibles	142	151	159	170	161	24	12	15	18
Credit card intangibles	6	2	2	2	2	2	3	3	3
Other intangibles	35	42	38	42	90	42	42	45	48

Total Intangible Assets	$3,505	$3,512	$3,497	$3,516	$3,562	$1,492	$1,160	$1,166	$1,172

Memo:
Holding company investment in subsidiaries	$13,941	$13,704	$13,409	$13,927	$13,900	$10,739	$10,958	$10,251	$10,016
Holding company intangible assets	109	110	111	109	126	60	59	59	59
Double leverage ratio (4)	1.09 x	1.06 x	1.07 x	1.10 x	1.12 x	1.04 x	1.12 x	1.11 x	1.11 x
PRINCIPAL INVESTMENTS(5)
Type of Investment:
Direct investments in public entities	—	$4	$4	$4	—	—	$1	—	—
Direct investments in nonpublic entities	$336	298	309	319	$344	$323	288	$300	$308
Indirect investments (fund)	350	343	351	342	351	314	296	295	286

Total Investments	$686	$645	$664	$665	$695	$637	$585	$595	$594

Type of Security:
Common stock	$76	$64	$64	$60	$61	$42	$25	$23	$25
Convertible debt and preferred stock	28	32	35	52	67	69	67	59	61
Investments in partnerships, funds and other equity instruments	402	406	416	401	409	371	355	356	352
Mezzanine (subordinated) debt	180	143	149	152	158	155	138	157	156

Total Investments	$686	$645	$664	$665	$695	$637	$585	$595	$594

Memo:
Commitments to fund principal investments	$272	$297	$243	$264	$238	$256	$241	$227	$253

(1)	In December 2004, the Provident PCFS business was sold.

(2)	Refer to page 27 for more information regarding this portfolio.

(3)	Represents nonconforming mortgages originated under the former Altegra/Loan Zone business units. These portfolio loans are contained in the National Consumer Finance line of business.

(4)	Holding company investment in subsidiaries and intangible assets divided by consolidated equity.

(5)	Includes equity and mezzanine capital investments in nonpublic and public entities made by National City Equity Partners and National City Capital Corp., which are within the Wholesale Banking line of business. Principal investments exclude investments held in the Bank Stock Fund.

Unaudited
National City Corporation
SECURITIZED BALANCES
($ in millions)

										Nine Months Ended
	2005			2004				2003		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2005	2004

CREDIT CARD LOANS(1)
Managed Credit Card Loans:

Average balances:
Loans held in portfolio	$926	$896	$983	$1,002	$996	$997	$1,084	$1,071	$1,026	$935	$1,025
Loans held for securitization	285	71	—	—	—	—	—	—	—	120	—
Loans securitized	1,165	1,376	1,450	1,450	1,450	1,450	1,450	1,450	1,450	1,329	1,450

Total Average Managed Credit Card Loans	$2,376	$2,343	$2,433	$2,452	$2,446	$2,447	$2,534	$2,521	$2,476	$2,384	$2,475

End of period balances:
Loans held in portfolio	$859	$857	$912	$1,070	$971	$950	$1,024	$1,136	$1,030
Loans held for securitization	—	414	—	—	—	—	—	—	—
Loans securitized	1,450	1,036	1,450	1,450	1,450	1,450	1,450	1,450	1,450

Total Managed Credit Card Loans	$2,309	$2,307	$2,362	$2,520	$2,421	$2,400	$2,474	$2,586	$2,480

AUTOMOBILE LOANS(2)

Managed Automobile Loans(3):

Average balances:
Loans held in portfolio	$2,679	$2,722	$2,760	$2,785	$2,830	$2,860	$2,657	$3,270	$3,896	$2,720	$2,778
Loans held for securitization	—	—	—	—	—	—	530	607	—	—	176
Loans securitized	624	725	835	944	1,051	1,196	1,012	530	610	727	1,091

Total Average Managed Automobile Loans	$3,303	$3,447	$3,595	$3,729	$3,881	$4,056	$4,199	$4,407	$4,506	$3,447	$4,045

End of period balances:
Loans held in portfolio	$2,650	$2,664	$2,785	$2,895	$2,910	$2,861	$2,834	$2,958	$3,900
Loans held for securitization	—	—	—	—	—	—	—	854	—
Loans securitized	576	674	778	888	1,002	1,128	1,265	495	568

Total Managed Automobile Loans	$3,226	$3,338	$3,563	$3,783	$3,912	$3,989	$4,099	$4,307	$4,468

HOME EQUITY LOANS(4)

Managed Home Equity Loans:

Average balances:
Loans held in portfolio	$28,051	$26,638	$25,172	$23,770	$21,773					$26,631	$18,751
Loans held for securitization	—	—	—	—	—					—	—
Loans securitized	37	46	57	71	80					46	27

Total Average Managed Home Equity Loans	$28,088	$26,684	$25,229	$23,841	$21,853					$26,677	$18,778

End of period balances:
Loans held in portfolio	$28,704	$27,466	$25,812	$24,579	$22,921
Loans held for securitization	—	—	—	—	—
Loans securitized	21	42	50	61	76

Total Managed Home Equity Loans	$28,725	$27,508	$25,862	$24,640	$22,997

(1)	In August 2005, the Corporation sold through securitization $600 million of credit card receivables

(2)	In February 2004, the Corporation sold through securitization $890 million of indirect prime automobile loans

(3)	Represents managed portfolio of indirect prime automobile loans

(4)	Securitization acquired in the Provident acquisition. Represents managed portfolio of prime home equity lines of credit and prime home equity installment loans

Unaudited
National City Corporation
AVERAGE BALANCES/NET INTEREST INCOME/RATES
($ in millions)

										Nine Months Ended
	2005			2004				2003		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2005	2004

AVERAGE BALANCES

Assets
Earning Assets:
Loans(1):
Commercial	$27,444	$27,164	$25,569	$25,189	$24,845	$19,552	$18,873	$20,035	$21,165	$26,734	$21,105
Commercial construction	3,083	2,999	2,909	2,936	2,815	2,270	2,245	2,445	2,425	2,997	2,445
Real estate — commercial	12,153	12,061	12,439	12,324	12,321	10,821	9,819	9,587	9,450	12,216	10,991
Real estate — residential	44,715	41,415	41,689	41,709	41,111	41,870	38,856	42,624	51,111	42,619	40,615
Home equity lines of credit	21,978	20,791	19,381	18,082	16,247	12,819	11,396	10,410	9,612	20,726	13,498
Credit card and other unsecured lines of credit	2,684	2,375	2,351	2,350	2,281	2,232	2,283	2,330	2,170	2,472	2,265
Other consumer	7,717	8,053	8,308	7,919	7,565	7,209	7,936	8,150	8,167	8,023	7,568

Total loans	119,774	114,858	112,646	110,509	107,185	96,773	91,408	95,581	104,100	115,787	98,487

Securities available for sale, at cost:
Taxable*	6,838	7,112	7,539	8,354	8,583	5,623	5,539	5,513	5,635	7,159	6,589
Tax-exempt	612	634	656	690	647	667	658	674	679	634	657

Total securities available for sale*	7,450	7,746	8,195	9,044	9,230	6,290	6,197	6,187	6,314	7,793	7,246
Federal funds sold, security resale agreements, and other investments*	2,253	1,928	1,867	1,900	1,917	1,504	1,154	1,450	1,570	2,018	1,527

Total earning assets	129,477	124,532	122,708	121,453	118,332	104,567	98,759	103,218	111,984	125,598	107,260
Allowance for loan losses	(1,123)	(1,178)	(1,175)	(1,176)	(1,181)	(1,027)	(1,017)	(1,025)	(1,048)	(1,158)	(1,075)
Fair value appreciation of securities available for sale	74	79	146	161	82	138	220	201	202	100	146
Nonearning assets	16,357	16,081	16,698	17,471	16,369	12,270	11,568	12,172	12,609	16,376	13,413

Total Assets	$144,785	$139,514	$138,377	$137,909	$133,602	$115,948	$109,530	$114,566	$123,747	$140,916	$119,744

Liabilities and Stockholders’ Equity
Interest bearing liabilities:
NOW and money market accounts	$28,233	$28,726	$29,253	$29,851	$29,778	$28,614	$27,325	$26,845	$26,091	$28,734	$28,577
Savings accounts	2,303	2,425	2,531	2,706	2,679	2,576	2,369	2,367	2,422	2,419	2,542
Consumer time deposits	19,220	18,143	17,189	16,665	16,318	13,474	13,008	13,178	13,337	18,190	14,274
Other deposits	7,019	5,462	4,874	5,046	5,201	1,098	858	1,205	3,241	5,794	2,395
Foreign deposits	9,278	7,432	9,539	10,279	9,809	9,150	6,520	7,260	7,186	8,749	8,498
Federal funds borrowed	4,506	2,978	3,912	3,987	5,156	5,548	4,996	5,765	7,632	3,801	5,233
Security repurchase agreements	3,470	3,099	3,218	3,139	2,877	2,706	2,946	2,989	3,028	3,263	2,843
Borrowed funds	2,123	2,524	1,486	1,651	1,120	1,547	1,594	992	1,087	2,047	1,420
Long-term debt	33,171	34,364	31,684	28,928	25,744	20,031	21,339	25,056	27,569	33,078	22,383

Total interest bearing liabilities	109,323	105,153	103,686	102,252	98,682	84,744	80,955	85,657	91,593	106,075	88,165
Noninterest bearing deposits	18,706	18,434	18,136	18,883	18,731	17,756	15,658	16,089	19,408	18,427	17,387
Accrued interest and other liabilities	3,776	3,175	3,776	3,927	3,830	3,078	3,258	3,430	3,575	3,576	3,390

Total Liabilities	131,805	126,762	125,598	125,062	121,243	105,578	99,871	105,176	114,576	128,078	108,942
Total Stockholders’ Equity	12,980	12,752	12,779	12,847	12,359	10,370	9,659	9,390	9,171	12,838	10,802

Total Liabilities and Stockholders’ Equity	$144,785	$139,514	$138,377	$137,909	$133,602	$115,948	$109,530	$114,566	$123,747	$140,916	$119,744

Memo:
Interest bearing core deposits	$49,756	$49,294	$48,973	$49,222	$48,775	$44,664	$42,702	$42,390	$41,850	$49,343	$45,393
Interest bearing total deposits	66,053	62,188	63,386	64,547	63,785	54,912	50,080	50,855	52,277	63,886	56,286
Borrowed funding and long-term debt	43,270	42,965	40,300	37,705	34,897	29,832	30,875	34,802	39,316	42,189	31,879

(1)	Includes loans held for sale or securitization

*	See note on Summary of Presentation Changes

Unaudited
National City Corporation
AVERAGE BALANCES/NET INTEREST INCOME/RATES (continued)
($ in millions)

										Nine Months Ended
	2005			2004				2003		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2005	2004

INTEREST

Assets
Earning Assets:
Loans(1):
Commercial	$420	$385	$330	$309	$273	$179	$175	$183	$198	$1,135	$627
Commercial construction	50	45	40	38	33	24	24	25	27	135	81
Real estate — commercial	197	188	183	181	173	151	143	144	146	568	467
Real estate — residential	725	660	643	663	664	656	608	683	807	2,028	1,928
Home equity lines of credit	355	306	267	222	169	138	123	103	99	928	430
Credit card and other unsecured lines of credit	70	57	52	62	46	45	47	45	43	179	138
Other consumer	123	126	129	126	124	115	131	138	140	378	370

Total loans	1,940	1,767	1,644	1,601	1,482	1,308	1,251	1,321	1,460	5,351	4,041
Securities available for sale, at cost:
Taxable*	84	88	92	104	106	66	69	69	67	264	241
Tax-exempt	11	12	12	12	12	13	12	12	13	35	37

Total securities available for sale*	95	100	104	116	118	79	81	81	80	299	278
Federal funds sold, security resale agreements, and other investments*	31	24	24	35	20	15	18	14	14	79	53

Total earning assets	$2,066	$1,891	$1,772	$1,752	$1,620	$1,402	$1,350	$1,416	$1,554	$5,729	$4,372

Liabilities
Interest bearing liabilities:
NOW and money market accounts	$132	$112	$93	$77	$61	$57	$57	$59	$63	$337	$175
Savings accounts	3	3	2	2	3	2	2	2	3	8	7
Consumer time deposits	169	150	133	124	114	117	112	118	120	452	343
Other deposits	62	41	30	25	19	4	2	4	8	133	25
Foreign deposits	75	51	55	47	34	22	15	17	19	181	71
Federal funds borrowed	40	22	25	21	20	16	14	16	27	87	50
Security repurchase agreements	22	15	13	10	5	4	4	4	4	50	13
Borrowed funds	19	15	6	5	4	3	3	2	2	40	10

Long-term debt	305	285	237	198	164	110	116	153	157	827	390

Total interest bearing liabilities	$827	$694	$594	$509	$424	$335	$325	$375	$403	$2,115	$1,084

Tax-Equivalent Net Interest Income	$1,239	$1,197	$1,178	$1,243	$1,196	$1,067	$1,025	$1,041	$1,151	$3,614	$3,288

Memo:
Interest bearing core deposits	$304	$265	$228	$203	$178	$176	$171	$179	$186	$797	$525
Interest bearing total deposits	441	357	313	275	231	202	188	200	213	1,111	621
Borrowed funding and long-term debt	386	337	281	234	193	133	137	175	190	1,004	463

Amortization of fair value adjustments included above(2):
Loans	($7)	($7)	($9)	($9)	($13)	—	—	—	—	($23)	($13)
Deposits	(9)	(12)	(17)	(21)	(34)	—	—	—	—	(38)	(34)
Long-term debt	(8)	(10)	(7)	(17)	(20)	—	—	—	—	(25)	(20)

(1)	Includes loans held for sale or securitization

(2)	Fair value adjustments recognized under the purchase method of accounting in connection with acquisitions

*	See note on Summary of Presentation Changes

Unaudited
National City Corporation
AVERAGE BALANCES/NET INTEREST INCOME/RATES (continued)
($ in millions)

										Nine Months Ended
	2005			2004				2003		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2005	2004

RATES

Assets
Earning Assets:
Loans(1):
Commercial	6.07%	5.69%	5.22%	4.90%	4.36%	3.69%	3.72%	3.63%	3.73%	5.67%	3.97%
Commercial construction	6.47	5.99	5.59	5.11	4.64	4.34	4.30	4.07	4.48	6.03	4.44
Real estate — commercial	6.42	6.25	5.98	5.84	5.58	5.61	5.87	5.99	6.10	6.21	5.68
Real estate — residential	6.49	6.36	6.17	6.36	6.47	6.26	6.26	6.41	6.31	6.34	6.33
Home equity lines of credit	6.46	5.88	5.51	4.92	4.16	4.29	4.33	3.97	4.11	5.97	4.24
Credit card and other unsecured lines of credit	10.43	9.74	8.90	10.37	8.16	8.02	8.30	7.57	7.81	9.73	8.16
Other consumer	6.34	6.28	6.28	6.35	6.51	6.43	6.62	6.76	6.79	6.30	6.52

Total loans	6.46	6.16	5.87	5.78	5.52	5.42	5.49	5.52	5.59	6.17	5.47
Securities available for sale, at cost:
Taxable*	4.92	4.96	4.88	4.91	4.96	4.70	5.02	4.94	4.82	4.92	4.90
Tax-exempt	7.18	7.40	7.29	7.02	7.28	7.62	7.53	7.50	7.50	7.29	7.48

Total securities available for sale*	5.10	5.16	5.07	5.07	5.12	5.01	5.29	5.22	5.11	5.11	5.13
Federal funds sold, security resale agreements, and other investments*	5.39	5.02	5.27	7.70	4.01	4.09	5.98	3.60	3.59	5.23	4.53

Total earning assets	6.36	6.08	5.81	5.76	5.46	5.37	5.48	5.47	5.53	6.09	5.44

Liabilities
Interest bearing liabilities:
NOW and money market accounts	1.85	1.57	1.28	1.03	.82	.80	.83	.88	.96	1.57	.82
Savings accounts	.47	.41	.38	.37	.34	.35	.35	.36	.39	.42	.35
Consumer time deposits	3.49	3.33	3.13	2.94	2.78	3.50	3.47	3.55	3.58	3.32	3.21
Other deposits	3.48	2.99	2.51	2.03	1.46	1.13	1.13	1.07	1.05	3.06	1.37
Foreign deposits	3.19	2.77	2.33	1.83	1.35	.98	.94	.94	1.05	2.76	1.11
Federal funds borrowed	3.53	2.98	2.55	2.11	1.56	1.15	1.13	1.09	1.37	3.06	1.28
Security repurchase agreements	2.48	2.00	1.65	1.20	.77	.56	.55	.53	.53	2.05	.63
Borrowed funds	3.56	2.30	1.77	1.30	1.35	.81	.75	.96	.98	2.62	.93
Long-term debt	3.67	3.32	3.03	2.72	2.54	2.21	2.18	2.42	2.26	3.34	2.33

Total interest bearing liabilities	3.00	2.65	2.32	1.98	1.71	1.59	1.62	1.74	1.75	2.67	1.64

Net Interest Spread	3.36	3.43	3.49	3.78	3.75	3.78	3.86	3.73	3.78	3.42	3.80
Contribution of noninterest bearing sources of funds	.47	.42	.36	.31	.29	.31	.30	.30	.32	.42	.29

Net Interest Margin	3.83%	3.85%	3.85%	4.09%	4.04%	4.09%	4.16%	4.03%	4.10%	3.84%	4.09%

Memo:
Interest bearing core deposits	2.42%	2.16%	1.88%	1.64%	1.45%	1.59%	1.61%	1.68%	1.76%	2.16%	1.54%
Interest bearing total deposits	2.64	2.31	2.00	1.70	1.43	1.48	1.51	1.56	1.62	2.32	1.47
Borrowed funding and long-term debt	3.55	3.14	2.82	2.47	2.21	1.79	1.78	1.99	1.92	3.18	1.94

(1)	Includes loans held for sale or securitization

*	See note on Summary of Presentation Changes

Unaudited
National City Corporation
STOCKHOLDER DATA
($ in millions, except per share data)

																			Nine Months Ended
	2005						2004								2003				September 30,
	3rd Qtr		2nd Qtr		1st Qtr		4th Qtr		3rd Qtr		2nd Qtr		1st Qtr		4th Qtr		3rd Qtr		2005	2004

Per common share:
Basic net income	$.75		$.98		$.75		$1.48		$.88		$.84		$1.17		$.89		$.56		$2.48	$2.89
Diluted net income	.74		.97		.74		1.46		.86		.83		1.16		.88		.56		2.45	2.85
Trailing four quarters basic net income	3.96		4.09		3.95		4.37		3.78		3.46		3.58		3.46		3.03
Trailing four quarters diluted net income	3.91		4.03		3.89		4.31		3.73		3.43		3.54		3.43		3.01
Dividends declared	.37		.35		.35		.35		.35		.32		.32		.32		.32		1.07	.99
Dividends paid	.37		.35		.35		.35		.35		.32		.32		.32		.32		1.07	.99
Dividend payout ratio(1)	50.00%		36.08%		47.30%		23.97%		40.70%		38.55%		27.59%		36.36%		57.14%		43.67%	34.74%
Dividend yield (annualized)(2)	4.43		4.10		4.18		3.73		3.63		3.66		3.60		3.77		4.34
P/E ratio(3)	8.55	x	8.47	x	8.61	x	8.71	x	10.35	x	10.21	x	10.05	x	9.90	x	9.79	x

Common dividends declared	$236.9		$224.5		$228.4		$231.5		$235.0		$199.4		$194.5		$195.3		$196.5		$689.8	$628.9
Preferred dividends declared	.4		.4		.4		.4		.4		—		—		—		—		1.2	.4

Common dividends paid	236.9		224.5		228.4		231.5		235.0		199.4		194.5		195.3		196.5		$689.8	$628.9
Preferred dividends paid	.4		.4		.4		.4		.4		—		—		—		—		1.2	.4

Shares outstanding(4):
Average basic	635,858		636,883		643,005		652,949		663,339		619,098		605,917		607,624		613,574		638,556	629,575
Average diluted	644,688		644,134		652,487		666,250		677,143		625,476		612,597		612,712		618,969		647,075	638,547
Ending common	628,893		636,715		637,771		646,750		658,273		612,880		606,560		605,996		609,137

Common stock price:
High	$37.85		$35.30		$37.75		$39.66		$39.35		$36.10		$37.10		$34.44		$34.56		$37.85	$39.35
Low	33.37		32.08		32.85		36.07		34.35		32.60		32.14		29.46		29.03		32.08	32.14
Close	33.44		34.12		33.50		37.55		38.62		35.01		35.58		33.94		29.46

Book value per common share	$20.54		$20.42		$19.82		$19.80		$18.98		$16.86		$16.25		$15.39		$14.89
Tangible book value per common share	14.97		14.90		14.34		14.36		13.57		14.43		14.33		13.47		12.96
Other comprehensive income per share	.06		.12		.07		.16		.13		.07		.11		.11		.08

Market to book value	162.8%		167.1%		169.0%		189.6%		203.5%		207.7%		219.0%		220.5%		197.9%

Market capitalization of common stock	$21,030		$21,725		$21,365		$24,285		$25,422		$21,457		$21,581		$20,568		$17,945

(1) Dividend declared divided by diluted net income per common share

(2) Dividend declared (annualized) divided by quarter-end stock price

(3) Quarter-end stock price divided by trailing-four-quarters diluted net income per common share

(4) In thousands
INTEREST RATE RISK MEASURES

	2005			2004				2003
	3rd Qtr(1)	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr

MARKET VALUE OF EQUITY(MVE)(2)
Duration of Equity(DOE)(3):
Current Yield Curve	+0.8%	+0.1%	-0.1%	-0.4%	-0.2%	-0.6%	-0.6%	-1.8%	-1.1%
+150 basis points Shock vs. Current Yield Curve(4)	+1.7%	+1.1%	+0.8%	+0.6%	+0.8%	+0.1%	+0.1%	-0.8%	-0.4%
-150 basis points Shock vs. Current Yield Curve(5)	-0.6%	-1.2%	-1.8%	-2.0%	-3.1%	-2.7%	-3.1%	-5.4%	-3.5%

(1)	Based on positions at August 31, 2005 and market values at September 16, 2005

(2)	The Market Value of Equity (MVE) is defined as the discounted present value of net cash flows from all assets, liabilities, and off-balance sheet arrangements, other than MSRs and associated hedges. MVE analysis is performed as of a single point in time and does not include estimates of future business volumes or intangible assets.

(3)	Duration of Equity (DOE) represents the estimated percentage change in MVE for a 1% instantaneous parallel shift in the yield curve. A positive DOE indicates that MVE would increase as rates fall, or decrease as rates rise. A negative DOE indicates that MVE would increase as rates rise, or decrease as rates fall.

(4)	Asset Liability Committee’s (ALCO) policy limit is +3.0%.

(5)	ALCO’s policy limit is -1.0%.

Unaudited
National City Corporation
CAPITALIZATION (Period End)
(In millions,except per share data)

										Nine Months Ended
	2005			2004				2003		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2005	2004

LONG-TERM DEBT AND BORROWED FUNDS
Long-Term Debt:
Holding company debt:
Senior notes	$1,250	$1,266	$815	$559	$566	$476	$499	$295	$297
Subordinated debt	1,106	1,137	1,331	1,354	1,381	1,513	1,597	1,969	1,986
Junior subordinated debentures owed to unconsolidated subsidiary trusts	594	598	600	605	609	249	186	186	186
Other	—	—	1	1	1	1	2	2	2

Total holding company debt	2,950	3,001	2,747	2,519	2,557	2,239	2,284	2,452	2,471
Subsidiary debt:
Subordinated debt	2,034	2,069	2,015	2,057	2,091	2,012	2,117	2,080	2,101
Senior bank notes	22,997	23,602	23,420	18,549	17,987	12,360	11,489	15,266	18,732
FHLB advances	4,774	4,783	4,851	4,904	4,965	3,881	3,668	3,868	4,000
Secured debt financings	147	178	480	667	893	—	—	—	—
Other	16	33	—	—	—	—	—	—	—

Total subsidiary debt	29,968	30,665	30,766	26,177	25,936	18,253	17,274	21,214	24,833

Total Long-Term Debt	$32,918	$33,666	$33,513	$28,696	$28,493	$20,492	$19,558	$23,666	$27,304

Borrowed Funds:
U.S. Treasury demand notes	$2,734	$600	$734	$1,024	$6,374	$2,986	$569	$5,655	$847
Short-term senior bank notes	79	20	60	195	100	100	—	—	—
Commercial paper and other	2,640	919	1,003	817	1,153	817	812	960	626

Total Borrowed Funds	$5,453	$1,539	$1,797	$2,036	$7,627	$3,903	$1,381	$6,615	$1,473

STOCKHOLDERS’ EQUITY
Total stockholders’ equity	$12,920	$13,002	$12,643	$12,804	$12,492	$10,335	$9,854	$9,329	$9,068

Accumulated Other Comprehensive Income, Net of Tax:
SFAS 115 unrealized gain, net	$22	$71	$23	$107	$138	$45	$149	$132	$153
SFAS 133 unrealized gain (loss), net	18	8	24	(6)	(51)	(3)	(81)	(67)	(103)

Total Accumulated Other Comprehensive Income, Net of Tax	$40	$79	$47	$101	$87	$42	$68	$65	$50

RISK-BASED CAPITAL(1)
Tier 1 capital	$9,871	$10,003	$9,731	$9,815	$9,542	$9,018	$8,864	$8,420	$8,052
Total risk-based capital	13,873	14,078	13,853	14,023	13,758	13,073	12,946	12,561	12,199
Risk-weighted assets	129,266	125,720	123,096	118,960	115,990	99,988	94,709	95,772	99,255
Tier 1 capital ratio	7.64%	7.96%	7.91%	8.25%	8.23%	9.02%	9.36%	8.79%	8.11%
Total risk-based capital ratio	10.73	11.20	11.25	11.79	11.86	13.07	13.67	13.12	12.29
Leverage ratio	7.00	7.36	7.22	7.31	7.35	7.90	8.19	7.43	6.58

COMMON STOCK ROLLFORWARD
Beginning balance	636.7	637.8	646.7	658.3	612.9	606.6	606.0	609.1	613.4	646.7	606.0
Shares issued under stock award plans	2.5	1.9	1.5	1.5	5.9	1.5	3.7	2.2	1.4	5.9	11.1
Shares issued for acquisitions	—	—	—	—	57.0	14.3	—	—	—	—	71.3
Shares issued for PRIDES conversions	.4	2.2	3.8	—	—	—	—	—	—	6.4	—
Shares repurchased under repurchase authorizations	(10.2)	(4.7)	(13.9)	(12.9)	(16.0)	(9.0)	(2.2)	(4.8)	(5.3)	(28.8)	(27.2)
Shares exchanged for stock award plans	(.6)	(.4)	(.4)	(.2)	(1.1)	(.5)	(.9)	(.5)	(.4)	(1.4)	(2.5)
Other	.1	(.1)	.1	—	(.4)	—	—	—	—	.1	(.4)

Ending Balance	628.9	636.7	637.8	646.7	658.3	612.9	606.6	606.0	609.1	628.9	658.3

COMMON STOCK REPURCHASE ACTIVITY
Number of common shares repurchased	10.2	4.7	13.9	12.9	16.0	9.0	2.2	4.8	5.3	28.8	27.2
Average price per share of repurchased common shares	$35.31	$33.73	$35.48	$37.86	$36.83	$35.06	$34.53	$32.53	$30.10	$35.13	$36.06
Total cost	$358.6	$159.2	$494.0	$488.2	$589.2	$315.9	$75.4	$154.7	$160.3	$1,011.8	$980.5
Common shares remaining under authorization(2)	8.3	18.5	23.2	37.1	25.0	41.0	50.0	27.8	32.6
SELECTED RATIOS AND OTHER
Long-term debt to equity	254.77%	258.93%	265.06%	224.13%	228.08%	198.28%	198.47%	253.69%	301.11%
Long-term debt to total capitalization	71.81	72.14	72.61	69.15	69.52	66.47	66.50	71.73	75.07
Equity to assets	8.82	9.03	8.98	9.19	9.15	8.83	8.84	8.18	7.49
Tangible common equity to assets(3)	6.58	6.76	6.66	6.84	6.72	7.65	7.88	7.23	6.59
Minority interest(4)	$171	$179	$239	$240	$332	$164	$157	$156	$151

(1)	Third quarter 2005 risk-based capital is based upon preliminary data

(2)	In December 2004, National City’s Board of Directors authorized an additional 25 million shares of issued and outstanding common stock. This new authorization is incremental to the February 2004 share repurchase authorization, for 50 million shares, which replaced all previous share authorizations.

(3)	Excludes goodwill and other intangible assets

(4)	Included in other liabilities on the consolidated balance sheet

Unaudited
National City Corporation
NONINTEREST INCOME
($ in millions)

										Nine Months Ended
	2005			2004				2003		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2005	2004

Mortgage banking revenue	$183	$401	$283	$142	$370	$193	$579	$451	($27)	$867	$1,142
Deposit service charges	193	172	161	175	172	162	147	146	145	526	481
Payment processing revenue	—	1	—	23	132	132	122	135	125	1	386
Trust and investment management fees	73	78	73	72	74	79	76	72	72	224	229
Card-related fees	25	33	28	32	35	38	37	42	42	86	110
Other service fees	34	33	26	33	28	29	23	24	28	93	80
Brokerage revenue	35	44	39	45	34	34	32	31	33	118	100
Leasing revenue	66	69	74	81	87	6	6	8	11	209	99
Ineffective hedge and other derivative gains (losses), net(1)	(1)	32	13	28	2	35	8	25	(11)	44	45
Principal investment gains (losses), net	14	9	10	10	19	17	23	—	17	33	59
Student loan sale gains	1	11	1	—	1	15	—	—	1	13	16
Gain on sale of National Processing, Inc.	—	—	—	714	—	—	—	—	—	—	—
Gain on sale of Upper Peninsula branches	—	—	—	14	—	—	—	—	—	—	—
Gain on sale of Corporate Trust Bond Administration business	—	—	—	(3)	—	65	—	—	—	—	65
Gain on sale of Madison Bank & Trust Co.	16	—	—	—	—	—	—	—	—	16	—
Initial gain from the securitization of credit card receivables	1	—	—	—	—	—	—	—	—	1	—
Initial gain from the securitization of automobile receivables	—	—	—	—	—	—	9	—	—	—	9
All other	76	68	67	76	69	56	56	47	48	211	181

Total fees and other income	716	951	775	1,442	1,023	861	1,118	981	484	2,442	3,002
Bank stock fund	—	2	8	3	—	—	—	7	1	10	—
Other securities	(1)	3	6	8	3	5	—	3	4	8	8

Total securities gains (losses), net	(1)	5	14	11	3	5	—	10	5	18	8

Total Noninterest Income	$715	$956	$789	$1,453	$1,026	$866	$1,118	$991	$489	$2,460	$3,010

Memo:
Operating lease intangible amortization(2)	($5)	($7)	($8)	($9)	($11)					($20)	($11)

(1)	Ineffective hedge and other derivative gains and losses related to mortgage banking activities are included in mortgage banking revenue

(2)	Represents amortization of operating lease intangible asset recognized in connection with the acquisition of Provident, included in leasing revenue
NONINTEREST EXPENSE
($ in millions)

										Nine Months Ended
	2005			2004				2003		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2005	2004

Salaries, benefits, and other personnel	$667	$651	$631	$685	$661	$594	$549	$541	$571	$1,949	$1,804
Equipment	71	76	76	92	73	69	66	72	55	223	208
Net occupancy	71	72	101	69	66	59	60	61	58	244	185
Third-party services	68	66	66	95	82	73	68	88	71	200	223
Card processing	5	5	5	13	59	60	58	60	54	15	177
Telecommunications	21	20	21	22	21	23	19	22	22	62	63
Marketing and public relations	32	39	28	33	30	30	22	30	22	99	82
Leasing expense	25	52	57	57	63	2	4	3	(5)	134	69
Postage	22	21	22	21	22	20	20	19	22	65	62
Travel and entertainment	20	22	21	25	22	19	16	19	15	63	57
Supplies	14	16	16	19	17	15	14	16	15	46	46
State and local taxes	20	22	24	16	16	13	15	16	16	66	44
Intangible asset amortization	11	15	15	16	17	7	6	6	6	41	30
FDIC assessments	3	2	3	2	3	3	2	3	2	8	8
OREO expense, net	2	—	2	3	2	2	2	5	4	4	6
Straight-line operating lease rent adjustment	—	—	29	—	—	—	—	—	—	29	—
Impairment, fraud, and other losses, net	19	21	16	15	20	26	10	24	14	56	56
All other	87	83	22	88	59	60	55	60	66	192	174

Total Noninterest Expense	$1,158	$1,183	$1,155	$1,271	$1,233	$1,075	$986	$1,045	$1,008	$3,496	$3,294

Memo:
Merger integration costs	$9	$12	$19	$39	$28	$6	$1			$40	$35

Unaudited
National City Corporation
DEPOSIT SERVICE CHARGES
($ in millions)

										Nine Months Ended
	2005		2004				2003			September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2005	2004

Personal Accounts:
DDA and NOW deposit fees	$9	$9	$9	$10	$10	$10	$11	$11	$12	$27	$31
Savings and time deposit fees	3	3	3	3	3	3	3	3	3	9	9
Overdraft and NSF fees	92	73	62	71	72	66	52	57	54	227	190
Debit card interchange fees	23	22	21	21	19	18	16	15	16	66	53

Total personal account fees	127	107	95	105	104	97	82	86	85	329	283

Business accounts:
Deposit fees	7	6	9	10	11	6	6	6	6	22	23
Overdraft and NSF fees	14	9	8	8	8	8	6	6	6	31	22
Debit card interchange fees	3	3	3	3	3	3	2	2	2	9	8
Cash management fees	41	41	39	38	41	42	45	41	42	121	128

Total Business account fees	65	59	59	59	63	59	59	55	56	183	181

Other deposit service charges	1	6	7	11	5	6	6	5	4	14	17

Total Deposit Service Charges	$193	$172	$161	$175	$172	$162	$147	$146	$145	$526	$481

CARD-RELATED FEES
($ in millions)

										Nine Months Ended
	2005			2004				2003		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2005	2004

Credit card:
Credit limit exceed and stop payment fees	$4	$2	$3	$2	$2	$2	$2	$2	$2	$9	$6
Cash advance fees	1	1	1	1	1	1	1	1	1	3	3
Interchange fees	20	16	10	8	8	13	12	13	13	46	33
Fees on securitized loans	19	23	21	27	25	25	24	25	23	63	74
Reward programs and incentives	(8)	(8)	(7)	(7)	(8)	(7)	(6)	(6)	(6)	(23)	(21)
Debt cancellation and other fees	2	4	4	7	7	1	1	1	1	10	9

Total credit card fees	38	38	32	38	35	35	34	36	34	108	104

Other:
Personal and business lines of credit fees	1	1	1	1	1	1	1	1	1	3	3
Home equity lines of credit(1)	(29)	(23)	(19)	(23)	(17)	(13)	(11)	(8)	(7)	(71)	(41)
ATM fees	15	17	14	16	16	15	13	13	14	46	44

Total other card-related fees	(13)	(5)	(4)	(6)	—	3	3	6	8	(22)	6

Total Card-Related fees	$25	$33	$28	$32	$35	$38	$37	$42	$42	$86	$110

(1)	Net of deferred home equity line of credit origination fees and costs

Unaudited
National City Corporation
SALARIES, BENEFITS, AND OTHER PERSONNEL EXPENSE
($ in millions)

										Nine Months Ended
	2005			2004				2003		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2005	2004

Salaries and wages	$361	$356	$351	$353	$361	$320	$313	$313	$310	$1,068	$994
Incentive compensation	229	209	170	207	199	210	158	167	264	608	567
Deferred personnel costs	(111)	(100)	(76)	(93)	(100)	(104)	(81)	(102)	(145)	(287)	(285)
Stock-based compensation	12	15	15	28	15	12	12	10	10	42	39
Payroll taxes	36	38	51	32	37	36	44	28	33	125	117
Contract labor	51	47	34	62	36	31	20	38	29	132	87
Medical and other benefits	45	45	47	31	50	43	42	39	38	137	135
Defined contribution plans	19	19	25	16	17	17	22	13	14	63	56
Defined benefit pension plan	1	1	1	3	2	2	2	(4)	(4)	3	6
Market valuation adjustments on deferred compensation liabilities	9	7	(6)	18	4	7	3	19	3	10	14
Severance and other	15	14	19	28	40	20	14	20	19	48	74

Total Salaries, Benefits, and Other Personnel Expense	$667	$651	$631	$685	$661	$594	$549	$541	$571	$1,949	$1,804

FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS(1)

	2005			2004				2003
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr

Line of business staff:
Consumer and Small Business Financial Services	13,048	13,344	13,183	13,079	12,661	12,314	11,976	12,077	11,773
Wholesale Banking	2,415	2,388	2,350	2,282	2,272	1,683	1,590	1,571	1,583
National City Mortgage	7,831	7,956	7,970	7,814	7,674	7,819	7,697	7,868	8,211
National Consumer Finance
First Franklin Financial Corporation	2,716	2,598	2,392	2,391	2,481	2,241	2,012	1,943	1,721
National City Home Loan Services	442	398	341	325	326	338	328	357	352
National Home Equity	514	497	448	415	415	391	312	311	283
National City Warehouse Resources	84	80	68	69	63	—	—	—	—

Total National Consumer Finance	3,756	3,573	3,249	3,200	3,285	2,970	2,652	2,611	2,356
Asset Management	1,518	1,568	1,524	1,517	1,522	1,500	1,474	1,501	1,496
National Processing(2)	—	—	—	—	1,608	1,655	1,671	1,693	1,705

Corporate support staff(3)	6,565	6,664	6,832	7,338	7,370	6,121	5,976	6,010	6,064

Total Employees	35,133	35,493	35,108	35,230	36,392	34,062	33,036	33,331	33,188

(1) Represents period-end, active, full-time equivalent employees

(2) In October 2004, the National Processing business was sold

(3) Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process

Unaudited
National City Corporation
CREDIT QUALITY STATISTICS
($ in millions)

										Nine Months Ended
	2005			2004				2004		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2005	2004

LOAN LOSS ALLOWANCE
Beginning loan loss allowance	$1,125	$1,179	$1,188	$1,178	$1,028	$1,011	$1,023	$1,030	$1,053	$1,188	$1,023
Provision for loan losses	68	19	77	108	100	61	70	145	102	164	231
Allowance related to loans acquired, sold, or securitized	(2)	(1)	1	6	147	19	—	(2)	—	(2)	166
Charge-offs:
Commercial	27	31	43	60	63	17	30	81	43	101	110
Commercial construction	2	—	2	10	2	—	—	1	1	4	2
Real estate — commercial	11	8	5	8	6	7	2	13	10	24	15
Real estate — residential	26	29	42	34	30	34	28	32	48	97	92
Home equity lines of credit	10	8	7	8	6	7	6	6	6	25	19
Credit card and other unsecured lines of credit	33	30	28	25	26	27	31	27	24	91	84
Other consumer	24	20	26	28	24	25	27	29	27	70	76

Total charge-offs	133	126	153	173	157	117	124	189	159	412	398

Recoveries:
Commercial	20	25	32	42	22	23	14	13	9	77	59
Commercial construction	—	—	—	1	—	—	—	—	—	—	—
Real estate — commercial	2	2	3	3	4	3	3	3	1	7	10
Real estate — residential	13	12	17	10	18	14	10	10	11	42	42
Home equity lines of credit	2	2	2	2	3	3	2	2	2	6	8
Credit card and other unsecured lines of credit	3	4	2	2	2	2	2	2	2	9	6
Other consumer	10	9	10	9	11	9	11	9	9	29	31

Total recoveries	50	54	66	69	60	54	42	39	34	170	156

Net charge-offs	83	72	87	104	97	63	82	150	125	242	242

Ending loan loss allowance	$1,108	$1,125	$1,179	$1,188	$1,178	$1,028	$1,011	$1,023	$1,030	$1,108	$1,178

Memo:
Net charge-offs on:
Securitized credit cards	$14	$20	$18	$19	$19	$21	$17	$19	$20	$52	$57
Managed credit cards	34	38	36	35	35	39	38	37	35	108	112
Securitized automobile loans	3	3	3	4	3	3	2	2	2	9	8
Managed automobile loans(1)	10	8	11	14	10	10	12	12	11	29	32
Securitized home equity loans	—	—	1	—	—	—	—	—	—	1	—
Managed home equity loans(2)	13	11	13	10	9	—	—	—	—	37	26

NET CHARGE-OFFS AS A % OF AVERAGE PORTFOLIO LOANS (annualized)
Commercial	.09%	.10%	.18%	.30%	.64%	(.11)%	.34%	1.37%	.63%	.12%	.32%
Commercial construction	.22	.06	.26	1.19	.32	(.07)	(.01)	.13	.12	.18	.10
Real estate — commercial	.33	.19	.08	.18	.09	.16	(.06)	.41	.36	.19	.06
Real estate — residential	.16	.20	.34	.31	.16	.29	.28	.33	.61	.23	.24
Home equity lines of credit	.13	.11	.11	.10	.09	.13	.14	.15	.19	.12	.12
Credit card and other unsecured lines of credit	4.82	4.64	4.48	3.92	4.01	4.66	5.08	4.29	4.13	4.65	4.58
Other consumer	.78	.54	.76	.91	.77	.80	.91	1.04	.83	.69	.82

Total Net Charge-offs	.30%	.27%	.35%	.41%	.41%	.30%	.42%	.76%	.64%	.31%	.38%

Memo:
Securitized credit cards	4.75%	5.92%	5.04%	5.29%	5.33%	5.69%	4.77%	5.20%	5.35%	5.26%	5.26%
Managed credit cards	5.70%	6.44%	6.08%	5.69%	5.78%	6.38%	6.00%	5.82%	5.58%	6.07%	6.05%
Securitized automobile loans	1.92%	1.37%	1.67%	1.72%	1.18%	.90%	.83%	1.67%	1.41%	1.64%	.96%
Managed automobile loans(1)	1.25%	.94%	1.24%	1.44%	1.08%	.96%	1.14%	1.09%	.98%	1.14%	1.06%
Securitized home equity loans	2.45%	2.12%	5.37%	1.07%	1.84%	—	—	—	—	3.51%	1.84%
Managed home equity loans(2)	.17%	.17%	.21%	.16%	.16%	—	—	—	—	.18%	.18%
LENDING-RELATED COMMITMENTS ALLOWANCE(3)
Beginning lending-related commitment allowance	$100	$93	$100	$127	$117	$115	$102	$99	$94	$100	$102
Allowance related to commitments acquired	—	—	—	—	12	2	—	—	—	—	14
Net provision for credit losses	(12)	7	(7)	(27)	(2)	—	13	3	5	(12)	11

Ending lending-related commitment allowance	$88	$100	$93	$100	$127	$117	$115	$102	$99	$88	$127

Memo:
Total Provision for Credit Losses	$56	$26	$70	$81	$98	$61	$83	$148	$107	$152	$242

(1) Represents managed portfolio of indirect prime automobile loans

(2) Represents managed portfolio of prime home equity line of credit and prime home equity installment loans

(3) Included in accrued expenses and other liabilities on the consolidated balance sheet

Unaudited
National City Corporation
CREDIT QUALITY STATISTICS (continued)
($ in millions)

	2005			2004				2003
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr

NONPERFORMING ASSETS
Commercial	$169	$142	$158	$161	$212	$164	$200	$257	$341
Commercial construction	28	28	13	12	13	2	4	7	9
Real estate — commercial	111	118	110	102	101	89	68	67	65
Real estate — residential:
National City Mortgage	100	106	116	108	88	92	124	103	102
First Franklin	50	49	62	59	54	55	55	51	49
Altegra/Loan Zone	1	2	2	1	10	12	41	50	60
Other	23	26	25	26	24	25	13	15	3

Total real estate — residential	174	183	205	194	176	184	233	219	214

Total nonperforming portfolio loans	482	471	486	469	502	439	505	550	629
Other real estate owned (OREO):
Commercial	3	4	3	5	18	4	2	2	4
Real estate — residential:
National City Mortgage	28	28	30	32	31	35	31	43	44
First Franklin	51	46	48	42	42	38	39	33	34
Altegra/Loan Zone	1	1	2	5	9	15	20	21	28
Other	1	1	2	2	7	3	—	—	—

Total real estate — residential	81	76	82	81	89	91	90	97	106

Other	8	11	5	3	—	—	—	—	—
Total OREO	92	91	90	89	107	95	92	99	110
Mortgage loans held for sale and other	11	10	2	5	19	10	9	8	17

Total Nonperforming Assets	$585	$572	$578	$563	$628	$544	$606	$657	$756

PERCENTAGE OF NONPERFORMING ASSETS BY CATEGORY
Commercial	28%	24%	28%	29%	34%	30%	34%	40%	45%
Commercial construction	5	5	2	2	2	—	1	1	1
Real estate — commercial	19	21	19	18	16	16	11	10	9
Real estate — residential:
National City Mortgage	17	18	20	19	15	17	20	15	14
First Franklin	9	9	10	10	8	10	9	8	6
Altegra/Loan Zone	—	—	—	—	2	2	7	8	8
Other	4	5	5	5	3	5	2	2	—

Total real estate — residential	30	32	35	34	28	34	38	33	28

Total nonperforming portfolio loans	82	82	84	83	80	80	84	84	83
Other real estate owned (OREO):
Commercial	1	1	1	1	3	1	—	—	1
Real estate — residential:
National City Mortgage	5	5	6	6	5	6	5	7	6
First Franklin	9	8	8	7	7	7	7	5	4
Altegra/Loan Zone	—	—	—	1	1	3	3	3	4
Other	—	—	—	—	1	1	—	—	—

Total real estate — residential	14	13	14	14	14	17	15	15	14

Other	1	2	1	1	—	—	—	—	—
Total OREO	16	16	16	16	17	18	15	15	15
Mortgage loans held for sale and other	2	2	—	1	3	2	1	1	2

Total Nonperforming Assets	100%	100%	100%	100%	100%	100%	100%	100%	100%

DISTRESSED LOAN SALES
Distressed loans classified as nonperforming at the end of the previous quarter	$7	—	—	—	—	$1	$11	$27	$28
Other	—	$9	$8	—	$8	—	15	12	16

Total Distressed Loans Sold	$7	$9	$8	—	$8	$1	$26	$39	$44

RATIOS
Nonperforming assets to period-end portfolio loans and other nonperforming assets	.54%	.54%	.56%	.56%	.64%	.64%	.76%	.83%	.97%
Nonperforming assets to period-end total assets	.40	.40	.41	.40	.46	.46	.54	.58	.62
Loan loss allowance to nonperforming portfolio loans	230.08	238.64	242.76	253.42	234.48	234.09	200.41	186.09	163.80
Loan loss allowance to period-end portfolio loans	1.02	1.06	1.15	1.19	1.21	1.22	1.26	1.29	1.32
Loan loss allowance (period-end) to annualized net charge-offs	336.67	391.50	330.46	290.31	302.46	407.33	305.75	171.81	208.55

Unaudited
National City Corporation
CREDIT QUALITY STATISTICS (continued)
($ in millions)

	2005			2004				2003
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr
LOANS 90+ DAYS PAST DUE ACCRUING INTEREST
Commercial	$61	$51	$59	$44	$51	$39	$26	$20	$38
Commercial construction	9	10	6	12	16	3	10	3	10
Real estate — commercial	37	32	39	29	46	51	35	32	22
Real estate — residential:
National City Mortgage and other	122	123	162	168	150	121	131	140	121
First Franklin	322	277	270	295	265	252	235	225	210
Altegra/Loan Zone	2	2	2	3	8	10	50	63	84
National Home Equity	—	—	—	1	—	—	—	—	1

Total real estate — residential	446	402	434	467	423	383	416	428	416

Home equity lines of credit	17	11	10	10	9	7	9	15	15
Credit card and other unsecured lines of credit	23	22	22	21	22	22	22	18	15
Other consumer	14	13	9	13	13	10	10	12	11
Mortgage loans held for sale and other	5	4	14	25	48	35	36	37	71

Total Loans 90+ Days Past Due	$612	$545	$593	$621	$628	$550	$564	$565	$598

TEN LARGEST NONPERFORMING ASSETS AS OF SEPTEMBER 30, 2005
($ in millions)

			Amount	As a Percentage of Total
Major Industry(1)	Sub-Industry	Portfolio	Outstanding	Nonperforming Assets
Industrial	Air Transportation	Commercial Leases	$31	5.3%
Industrial	Electronic Equipment	Commercial	12	2.1%
Consumer noncyclical	Non-Residential Real Estate	Commercial Real Estate	11	1.9%
Industrial	Air Transportation	Commercial Leases	10	1.7%
Real estate	Residential Real Estate	Commercial Construction	9	1.5%
Real estate	Residential & Non-Residential Real Estate	Commercial Real Estate	8	1.4%
Miscellaneous	Government	Commercial Leases	7	1.2%
Consumer noncyclical	Healthcare	Comm./Commercial Real Estate	7	1.2%
Basic materials	Chemicals, Plastics and Rubber	Commercial	6	1.0%
Real estate	Residential Real Estate	Comm. Consruction/Commercial Real Estate	6	1.0%

			$107	18.3%
Total nonperforming assets			$585	100.0%
Nonperforming assets as a percentage of period-end portfolio loans and other nonperforming assets				.54%

(1)	Based on Standard Industrial Classification System codes
COMMERCIAL LOAN INDUSTRY CONCENTRATION AS OF SEPTEMBER 30, 2005
($ in millions)

		Percent to	Average Loan	Largest Loan
Major Industry(1)	Balance	Total	Balance Per Obligor	to a Single Obligor
Real estate	$13,078	30%	$.9	$62
Consumer cyclical	6,702	16%	1.0	94
Consumer noncyclical	5,520	13%	.5	66
Industrial	5,086	12%	1.1	42
Basic materials	3,333	8%	1.5	33
Financial	3,217	7%	1.6	75
Services	1,639	4%	.4	56
Energy and utilities	742	2%	1.2	38
Technology	360	1%	2.4	30
Miscellaneous	3,153	7%	.2	27

Total commercial, commercial real estate and commercial construction	$42,830	100%

(1)	Based on Standard Industrial Classification System codes

Unaudited
National City Corporation
CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES
($ in millions)

										Nine Months Ended
	2005			2004				2003		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2005	2004
Average Total Deposits (1)	$53,808	$53,150	$52,271	$51,752	$52,125	$48,305	$46,412	$46,443	$46,002	$53,082	$48,959
DEPOSIT ACCOUNT METRICS(1)(2)
Personal Deposits:
Noninterest Bearing Checking
Average total balance	$3,220	$3,366	$3,376	$3,253	$3,279	$3,243	$3,126	$3,013	$3,020	$3,320	$3,216
Number of accounts(3)	1,765	1,764	1,753	1,748	1,750	1,660	1,651	1,645	1,641

Interest Bearing Checking
Average total balance	$7,900	$8,071	$8,058	$8,067	$8,404	$8,160	$8,014	$7,933	$7,715	$8,009	$8,193
Number of accounts(3)	938	897	856	844	830	750	720	713	709

Money Market Savings
Average total balance	$13,528	$13,865	$14,074	$14,120	$14,525	$14,406	$13,943	$13,913	$13,713	$13,820	$14,292
Number of accounts(3)	748	710	659	584	541	496	457	456	457

Regular savings
Average total balance	$2,011	$2,140	$2,155	$2,160	$2,237	$2,216	$2,096	$2,090	$2,142	$2,102	$2,183
Number of accounts(3)	663	696	728	760	796	807	824	824	842

Business Deposits:
Average total balance	$8,296	$7,905	$7,746	$7,951	$7,704	$7,148	$6,459	$6,542	$6,273	$7,984	$7,106
Number of accounts(3)	382	379	373	376	371	335	321	316	309

Time Deposits:
Average total balance	$18,586	$17,545	$16,618	$15,954	$15,743	$12,912	$12,574	$12,732	$12,905	$17,590	$13,750
Number of accounts(3)	985	967	930	902	898	805	782	801	818

CONSUMER LOAN PRODUCTION METRICS (# of loans)(2)
Installment loan originations:
Home equity(4)(6)	8,171	5,034	5,344	6,404	8,001	7,356	5,703	7,318	16,532
Other(5)	4,331	4,420	3,966	4,472	5,280	5,075	4,249	4,576	6,199
Home equity(6) and other lines of credit	21,603	22,149	16,994	20,807	24,447	22,752	15,381	17,340	23,946

Total consumer loan originations	34,105	31,603	26,304	31,683	37,728	35,183	25,333	29,234	46,677

BANK BRANCHES
Traditional	1,182	1,179	1,174	1,179	1,161	1,100	1,065	1,067	1,071
In-store	35	42	43	43	45	42	42	47	51

Total Bank Branches	1,217	1,221	1,217	1,222	1,206	1,142	1,107	1,114	1,122

ATMs	1,930	1,933	1,928	1,948	1,931	1,642	1,565	1,574	1,580

Online Banking Customers	1,224,089	1,135,539	1,062,707	1,014,403	975,392	900,074	850,784	793,910	740,976
SELECTED AVERAGE PORTFOLIO LOAN BALANCES
Dealer Finance
Floorplan and other commercial (commercial)	$1,027	$1,157	$1,156	$1,143	$1,156	$1,136	$1,082	$987	$954	$1,113	$1,125
Automobile leases (other consumer)	458	491	525	561	618	83	127	177	270	491	277
Installment loans (other consumer):
Installment loans	5,987	5,859	5,874	5,800	5,681	5,445	5,656	6,339	6,307	5,908	5,603
Securitized automobile loans(7)	624	725	835	944	1,051	1,196	1,012	530	610	727	1,091

Total managed installment loans	6,611	6,584	6,709	6,744	6,732	6,641	6,668	6,869	6,917	6,635	6,694

Total Dealer Finance	$8,096	$8,232	$8,390	$8,448	$8,506	$7,860	$7,877	$8,033	$8,141	$8,239	$8,096

Education Finance
Student loans (other consumer)	$472	$913	$1,105	$713	$454	$820	$1,092	$716	$471	$828	$788
Commercial loan (commercial)	—	—	—	—	—	—	—	417	298	—	—

Total Education Finance	$472	$913	$1,105	$713	$454	$820	$1,092	$1,133	$769	$828	$788

National City Card Services (NCCS)
Credit cards	$1,192	$972	$971	$994	$990	$986	$1,054	$1,044	$1,003	$1,046	$1,010
Securitized credit cards (7)	1,165	1,376	1,450	1,450	1,450	1,450	1,450	1,450	1,450	1,329	1,450

Total Managed NCCS Credit Cards	$2,357	$2,348	$2,421	$2,444	$2,440	$2,436	$2,504	$2,494	$2,453	$2,375	$2,460

(1)	Restated to reflect the reassignment of certain deposits to the Wholesale Banking line of business and the reclassification of certain Wayne Bancorp deposit balances into the fourth quarter results of Consumer and Small Business Financial Services.

(2)	Excludes Dealer Finance, Education Finance, and National City Card Services. Additionally, home equity loans generated by the National Home Equity division of the National Consumer Finance line of business are excluded from these metrics.

(3)	Represents period-end number of accounts in thousands.

(4)	Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet.

(5)	Includes automobile, truck, boat, recreational vehicle, and other secured installment loans.

(6)	See additional home equity portfolio statistics on page 28.

(7)	Securitized credit cards and automobile loans are managed by these C&SBFS business units. See page 10 for further information on these securitized balances.

Unaudited
National City Corporation
ASSET MANAGEMENT PERFORMANCE MEASURES
($ in millions)

										Nine Months Ended
	2005			2004				2003		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2005	2004
ASSETS UNDER ADMINISTRATION
Managed assets:
Value at beginning of period	$62,578	$60,698	$63,038	$60,322	$59,757	$59,730	$59,708	$58,609	$58,690	$63,038	$59,708
Acquisitions	—	—	—	257	3,218	645	—	—	—	—	3,863
Estimated change due to market impact	942	1,123	(401)	113	(702)	258	1,034	2,914	493	1,664	590
Other activity, net	1,564	757	(1,939)	2,346	(1,951)	(876)	(1,012)	(1,815)	(574)	382	(3,839)

Value at end of period	65,084	62,578	60,698	63,038	60,322	59,757	59,730	59,708	58,609	65,084	60,322

Non-managed assets:
Value at beginning of period	42,949	45,398	45,739	47,327	41,096	52,219	52,139	48,317	48,987	45,739	52,139
Acquisitions	—	—	—	137	6,710	54	—	—	—	—	6,764
Divestiture(1)	—	—	—	—	—	(10,805)	—	—	—	—	(10,805)
Estimated change due to market impact	670	367	(818)	2,917	(450)	82	531	3,326	(246)	219	163
Other activity, net	(1,468)	(2,816)	477	(4,642)	(29)	(454)	(451)	496	(424)	(3,807)	(934)

Value at end of period	42,151	42,949	45,398	45,739	47,327	41,096	52,219	52,139	48,317	42,151	47,327

Total assets at end of period	$107,235	$105,527	$106,096	$108,777	$107,649	$100,853	$111,949	$111,847	$106,926	$107,235	$107,649

Proprietary mutual fund assets (included above)	$11,900	$12,254	$12,444	$13,483	$13,446	$14,131	$14,361	$15,335	$14,850

Assets under administration represented by:

Type of investment:
Money market and other	$11,787	$12,162	$12,146	$11,992	$16,834	$12,958	$14,598	$15,729	$15,871
Equity	58,261	56,959	57,114	59,057	57,004	56,098	56,166	55,319	49,966
Fixed income	37,187	36,406	36,836	37,728	33,811	31,797	41,185	40,799	41,089

Total	$107,235	$105,527	$106,096	$108,777	$107,649	$100,853	$111,949	$111,847	$106,926

Type of business:
Investment management and personal trust	$56,715	$55,613	$55,454	$54,074	$52,070	$53,175	$53,385	$50,475	$47,991
Corporate trust	13,200	12,388	12,958	13,380	7,076	6,833	17,316	18,788	19,333
Retirement plan services	17,649	17,853	17,530	18,459	18,172	18,243	18,215	18,418	16,703
Charitable and endowment	8,580	8,530	8,740	11,318	10,882	11,068	11,203	12,244	11,710
Other	11,091	11,143	11,414	11,546	19,449	11,534	11,830	11,922	11,189

Total	$107,235	$105,527	$106,096	$108,777	$107,649	$100,853	$111,949	$111,847	$106,926

Percentage of assets under administration represented by:
Type of investment:
Money market and other	11%	12%	11%	11%	16%	13%	13%	14%	15%
Equity	54%	54%	54%	54%	53%	56%	50%	50%	47%
Fixed income	35%	34%	35%	35%	31%	31%	37%	36%	38%

Type of business:
Investment management and personal trust	53%	53%	52%	50%	48%	53%	48%	45%	45%
Corporate trust	12%	12%	12%	12%	7%	7%	15%	17%	18%
Retirement plan services	17%	17%	17%	17%	17%	18%	16%	16%	16%
Charitable and endowment	8%	8%	8%	10%	10%	11%	10%	11%	11%
Other	10%	10%	11%	11%	18%	11%	11%	11%	10%

(1)	Relates to the sale of the Corporate Trust Bond Administration business on June 30, 2004

Unaudited
National City Corporation
MORTGAGE BANKING STATISTICS
($ in millions)

										Nine Months Ended
	2005			2004				2003		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2005	2004
REVENUE SUMMARY
Production revenue:
National City Mortgage (NCM)	$102	$155	$117	$79	$80	$110	$122	$334	($152)	$374	$312
First Franklin	42	80	84	77	128	165	141	65	95	206	434

Total production revenue	144	235	201	156	208	275	263	399	(57)	580	746
Net servicing revenue (NCM)	33	154	82	(17)	157	(82)	316	52	30	269	391
NCHLS mortgage banking revenue	6	12	—	—	—	—	—	—	—	18	—
Other mortgage banking revenue	—	—	—	3	5	—	—	—	—	—	5

Total Mortgage Banking Revenue	$183	$401	$283	$142	$370	$193	$579	$451	($27)	$867	$1,142

NCM PRODUCTION REVENUE COMPONENTS:
Gain on sale (1)	$94	$123	$112	$128	$120	$201	$198			$329	$519
Estimated effect of delayed delivery(2)	(25)	(29)	(37)	(42)	(51)	(61)	(76)			(91)	(188)
Hedge results(3)	10	45	23	3	10	(57)	26			78	(21)
Disallowed valuation adjustments(4)	7	(3)	11	(15)	—	16	(35)			15	(19)
Other (5)	16	19	8	5	1	11	9			43	21

Total NCM production revenue	$102	$155	$117	$79	$80	$110	$122			$374	$312

Gain on sale percentage(6)	.69%	.96%	.83%	.98%	.83%	1.18%	1.26%			.82%	1.10%
PRODUCTION DATA
Applications(7):
NCM	$23,380	$26,724	$24,400	$24,311	$26,411	$25,306	$30,493	$20,548	$31,104	$74,504	$82,210
First Franklin	14,213	14,228	10,733	11,311	12,975	15,703	9,998	10,380	10,935	39,174	38,676

Total Applications	$37,593	$40,952	$35,133	$35,622	$39,386	$41,009	$40,491	$30,928	$42,039	$113,678	$120,886

Originations:
NCM Retail	$9,284	$9,032	$7,254	$8,057	$7,735	$9,838	$7,393	$7,193	$15,475	$25,570	$24,966
NCM Wholesale	7,334	6,356	7,720	8,355	7,765	8,890	7,631	7,921	16,283	21,410	24,286
Less: portfolio loan originations(8)	(1,538)	(1,671)	(1,227)	(1,343)	(1,381)	(1,452)	(945)	(910)	(1,159)	(4,436)	(3,778)

Total NCM originations for sale	15,080	13,717	13,747	15,069	14,119	17,276	14,079	14,204	30,599	42,544	45,474
Total First Franklin loan originations	8,786	8,059	5,605	6,953	7,743	8,782	5,673	6,203	6,051	22,450	22,198
Less: portfolio loan originations	(1,858)	(3,235)	(1,662)	(2,594)	(2,835)	(3,056)	(1,113)	(3,227)	(3,250)	(6,755)	(7,004)

Total First Franklin originations for sale	6,928	4,824	3,943	4,359	4,908	5,726	4,560	2,976	2,801	15,695	15,194

Total Loans Originated For Sale	$22,008	$18,541	$17,690	$19,428	$19,027	$23,002	$18,639	$17,180	$33,400	$58,239	$60,668

Percentage of NCM originations represented by:
Refinances	51%	48%	57%	55%	43%	55%	61%	52%	71%	52%	53%
Government loans	6%	7%	8%	10%	15%	15%	17%	18%	15%	7%	15%
Adjustable-rate loans	26%	39%	38%	33%	38%	32%	25%	20%	10%	34%	32%
Percentage of First Franklin originations represented by:
Refinances	28%	31%	38%	35%	32%	34%	34%	28%	28%	31%	33%
Adjustable-rate loans	79%	79%	81%	78%	80%	76%	80%	83%	79%	79%	78%
Geographic mix of originations(9):
Top five states and their percentage to total NCM originations:
California	19%	18%	19%	18%	18%	18%	21%	23%	19%	19%	19%
Virginia	9%	10%	9%	8%	9%	9%	8%	7%	8%	10%	9%
Maryland	9%	9%	9%	9%	8%	8%	7%	6%	8%	9%	8%
Illinois	5%	6%	6%	6%	6%	6%	6%	6%	6%	6%	6%
Texas	5%	5%	7%	6%	6%	6%	5%	5%	6%	6%	6%
LOAN SALES
NCM loans sold servicing retained	$13,114	$12,329	$13,088	$12,604	$14,042	$16,735	$15,412	$21,824	$33,140	$38,531	$46,189
NCM loans sold servicing released	498	473	418	500	417	312	285	340	322	1,389	1,014

Total NCM loan sales	13,612	12,802	13,506	13,104	14,459	17,047	15,697	22,164	33,462	39,920	47,203
First Franklin loans sold servicing retained	5,578	2,328	1,876	1,919	—	—	—	—	—	9,782	—
First Franklin loans sold servicing released	—	1,818	2,596	2,277	5,566	4,887	4,433	2,379	2,543	4,414	14,886

Total First Franklin loan sales	5,578	4,146	4,472	4,196	5,566	4,887	4,433	2,379	2,543	14,196	14,886

Total Mortgage Loan Sales	$19,190	$16,948	$17,978	$17,300	$20,025	$21,934	$20,130	$24,543	$36,005	$54,116	$62,089

(1)	Represents fee income, sales gains, and servicing value of loans originated and sold, net of direct origination costs.

(2)	Represents the estimated effect on mortgage banking revenue of delayed delivery of mortgage loans to the secondary market (i.e., roll charges), which is offset for the most part by a related increase in interest income due to the loans being held for sale for a longer period of time.

(3)	Represents the results of hedging pipeline, warehouse, and the anticipated mortgage servicing rights (MSR) for the period beginning with lock commitment and ending with sale settlement.

(4)	Represents timing differences for disallowed warehouse and MSR valuation changes related to failed SFAS 133 effectiveness tests and anticipated MSR valuation changes related to interest rate lock commitments not recorded pursuant to SAB 105. In addition, the first quarter of 2004 reflects the one-time revenue recognition impact of adopting SAB 105.

(5)	Represents GNMA early buyout program revenue and recoveries of prior write-downs on repurchased loans.

(6)	Calculated as gain on sale divided by the dollar volume of loans sold for the period.

(7)	Represents applications for both loans originated for sale and to be held in portfolio.

(8)	Primarily represents second mortgages originated for National Home Equity.

(9)	Based on the dollar volume of loans originated for sale. Percentages not shown for states that are not one of the top five.

Unaudited
National City Corporation
MORTGAGE BANKING STATISTICS (continued)
($ in millions)

										Nine Months Ended
	2005			2004				2003		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2005	2004
NCM NET SERVICING REVENUE COMPONENTS
Net servicing fees	$122	$123	$123	$121	$122	$115	$120	$116	$94	$368	$357
Amortization of mortgage servicing rights (MSRs)	(132)	(126)	(111)	(128)	(125)	(140)	(100)	(73)	(190)	(369)	(365)
MSR SFAS 140 impairment (charge) recovery	17	19	52	(24)	(5)	42	(118)	13	207	88	(81)
MSR SFAS 133 hedge and other derivative gains (losses):
Gains (losses) on MSRs hedged under SFAS 133	325	(351)	190	143	(543)	607	(18)	(22)	(50)	164	46
Gains (losses) on derivatives in SFAS 133 relationships	(325)	439	(241)	(211)	537	(665)	24	16	16	(127)	(104)
Gains (losses) on other derivatives used to economically hedge MSRs	26	50	69	82	171	(41)	407	(3)	(47)	145	537
Other	—	—	—	—	—	—	1	5	—	—	1

Net servicing revenue	$33	$154	$82	($17)	$157	($82)	$316	$52	$30	$269	$391

NCM MORTGAGE SERVICING RIGHTS
Carrying value at beginning of period	$1,451	$1,817	$1,597	$1,465	$2,004	$1,320	$1,301	$1,152	$955	$1,597	$1,301
Additions	135	111	142	119	130	219	140	253	440	388	489
Amortization	(132)	(126)	(111)	(128)	(125)	(140)	(100)	(73)	(190)	(369)	(365)
SFAS 133 hedge basis adjustments	325	(351)	190	143	(543)	607	(18)	(22)	(50)	164	46
Application of valuation allowance to directly write-down servicing assets	—	—	—	—	—	—	—	—	—	—	—
Sales	(1)	—	(1)	(2)	(1)	(2)	(3)	(9)	(3)	(2)	(6)

Carrying Value Before Valuation Allowance at End of Period	$1,778	$1,451	$1,817	$1,597	$1,465	$2,004	$1,320	$1,301	$1,152	$1,778	$1,465

Valuation Allowance
Balance at beginning of period	($36)	($55)	($107)	($83)	($78)	($120)	($2)	($15)	($222)	($107)	($2)
Impairment recoveries (charges)	17	19	52	(24)	(5)	42	(118)	13	207	88	(81)
Application of valuation allowance to directly write-down servicing assets	—	—	—	—	—	—	—	—	—	—	—

Balance at End of Period	($19)	($36)	($55)	($107)	($83)	($78)	($120)	($2)	($15)	($19)	($83)

Net Carrying Value of MSRs at End of Period	$1,759	$1,415	$1,762	$1,490	$1,382	$1,926	$1,200	$1,299	$1,137	$1,759	$1,382

Fair Value at End of Period	$1,783	$1,451	$1,806	$1,502	$1,394	$1,955	$1,240	$1,444	$1,140	$1,783	$1,394

Ratio of carrying value of MSRs to total mortgage loans serviced for third parties	1.11%	.90%	1.14%	.98%	.92%	1.31%	.83%	.92%	.88%
Ratio of fair value of MSRs to total mortgage loans serviced for third parties	1.13%	.92%	1.16%	.99%	.93%	1.33%	.86%	1.02%	.88%
NCM servicing asset capitalization rate	1.03%	.90%	1.08%	.94%	.93%	1.31%	.91%	1.16%	1.33%	1.01%	1.06%
Servicing prepayment rate (annualized)	26%	24%	22%	25%	22%	35%	26%	24%	65%
NCM ECONOMIC MSR PERFORMANCE(1)
Net servicing fees and other	$122	$123	$123	$121	$122	$115	$121	$121	$94	$368	$358
Amortization of MSRs	(132)	(126)	(111)	(128)	(125)	(140)	(100)	(73)	(190)	(369)	(365)
Recognized change in fair value of MSRs:
SFAS 133 gains (losses)	325	(351)	190	143	(543)	607	(18)	(22)	(50)	164	46
SFAS 140 impairment (charge) recovery	17	19	52	(24)	(5)	42	(118)	13	207	88	(81)
Change in MSR fair value not recognized(2)	(11)	(8)	31	—	(17)	(10)	(106)	145	—	12	(133)

Total change in fair value of MSRs	331	(340)	273	119	(565)	639	(242)	136	157	264	(168)

Recognized change in fair value of derivatives:
Derivatives included in SFAS 133 relationship	(325)	439	(241)	(211)	537	(665)	24	16	16	(127)	(104)
Other derivatives used to economically hedge MSRs	26	50	69	82	171	(41)	407	(3)	(47)	145	537

Total change in fair value of derivatives	(299)	489	(172)	(129)	708	(706)	431	13	(31)	18	433

Net Economic MSR Performance	$22	$146	$113	($17)	$140	($92)	$210	$197	$30	$281	$258

NCHLS MORTGAGE SERVICING RIGHTS(3)
Carrying value at beginning of period	$40	$25	$15	—						$15
Additions	42	17	11	$15						70
Amortization	(3)	(2)	(1)	—						(6)
Sales	—	—	—	—						—

Carrying Value Before Valuation Allowance at End of Period	$79	$40	$25	$15						$79

Valuation Allowance
Balance at beginning of period	($1)	—	—	—						—
Impairment charges	(1)	($1)	—	—						($2)

Balance at End of Period	($2)	($1)	—	—						($2)

Net Carrying Value of MSRs at End of Period	$77	$39	$25	$15						$77

Memo:
Total Mortgage Servicing Assets	$1,836	$1,454	$1,787	$1,505

(1)	The purpose of this disclosure is to present the economic results for the MSR and related hedges as certain changes in the fair value of the servicing assets cannot be recognized in the period in which the change occurs.

(2)	Represents increase in the fair value of certain MSRs accounted for under SFAS 140 that could not be written up above their cost basis (original cost basis less accumulated amortization and SFAS 133 hedge basis adjustments).

(3)	Represents mortgage servicing rights associated with First Franklin loans sold servicing retained.

Unaudited
National City Corporation
MORTGAGE BANKING STATISTICS (continued)
($ in millions)

										Nine Months Ended
	2005			2004				2003		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2005	2004

NCM SERVICING DATA
Rollforward of servicing portfolio (UPB):
Beginning balance	$156,938	$155,087	$152,367	$150,329	$146,958	$144,598	$141,146	$129,127	$119,894	$152,367	$141,146
Additions	13,114	12,329	13,088	12,604	14,042	16,735	15,412	21,824	33,140	38,531	46,189
Repayments	(10,616)	(9,382)	(8,801)	(9,680)	(8,200)	(13,174)	(9,753)	(8,634)	(22,067)	(28,799)	(31,127)
Other reductions(1)	(1,397)	(1,096)	(1,567)	(886)	(2,471)	(1,201)	(2,207)	(1,171)	(1,840)	(4,060)	(5,879)

Ending balance	$158,039	$156,938	$155,087	$152,367	$150,329	$146,958	$144,598	$141,146	$129,127	$158,039	$150,329

Servicing portfolio composition (UPB):
Conventional	$94,712	$93,851	$93,449	$93,044	$92,134	$92,398	$91,527	$89,766	$80,160
Government	23,019	24,095	25,521	26,158	26,804	26,260	26,248	25,439	24,323
Jumbo and other	40,308	38,992	36,117	33,165	31,391	28,300	26,823	25,941	24,644

Total mortgage loans serviced for third parties	$158,039	$156,938	$155,087	$152,367	$150,329	$146,958	$144,598	$141,146	$129,127

National servicer ranking(2)		9	9	9	9	9	9	9	9

Servicing portfolio metrics:
Number of loans	1,060,862	1,070,096	1,071,996	1,065,670	1,058,130	1,044,181	1,036,235	1,010,980	948,789
Average loan size	$148,972	$146,658	$144,671	$142,978	$142,070	$140,740	$139,542	$139,613	$136,097
Weighted-average note rate	5.76%	5.77%	5.78%	5.80%	5.82%	5.84%	5.93%	5.98%	6.09%
Weighted-average servicing fee	30 bps	30 bps	30 bps	30 bps	31 bps	31 bps	32 bps	33 bps	33 bps
Weighted-average age in months	23	22	20	19	18	17	16	15	15
Default rate(3)	3.44%	3.52%	3.22%	3.94%	3.96%	3.60%	3.15%	4.00%	4.13%
NCHLS SERVICING DATA
Rollforward of servicing portfolio (UPB):
Beginning balance	$5,804	$3,722	$1,913	—						$1,913
Additions(4)	5,578	2,328	1,876	$1,919						9,782
Repayments	(424)	(246)	(67)	(6)						(737)

Ending balance	$10,958	$5,804	$3,722	$1,913						$10,958

MORTGAGE BANKING PERSONNEL (FTEs)
NCM:
Loan origination — commission	2,650	2,731	2,782	2,674	2,640	2,649	2,650	2,631	2,608
Loan origination — non-commission	2,985	3,045	3,003	3,017	2,934	3,054	2,957	3,161	3,543

Total loan origination	5,635	5,776	5,785	5,691	5,574	5,703	5,607	5,792	6,151
Loan servicing	848	813	817	800	786	793	790	744	713
Indirect production	983	995	1,003	974	977	1,016	976	999	1,030
Corporate overhead and other	365	372	365	349	337	307	324	333	317

Total NCM FTEs	7,831	7,956	7,970	7,814	7,674	7,819	7,697	7,868	8,211

First Franklin:
Loan origination — commission	782	756	680	661	662	616	544	506	474
Loan origination — non-commission	1,608	1,457	1,328	1,341	1,461	1,296	1,148	1,140	961

Total loan origination	2,390	2,213	2,008	2,002	2,123	1,912	1,692	1,646	1,435
Indirect production	138	185	206	213	196	182	177	173	160
Corporate overhead and other	188	200	178	176	162	147	143	124	126

Total First Franklin FTEs	2,716	2,598	2,392	2,391	2,481	2,241	2,012	1,943	1,721

(1)	Primarily represents foreclosure liquidations, GNMA early buyout sales, bulk servicing sales and loan repurchases.

(2)	Source: Inside Mortgage Finance. Represents rank of the Corporation’s mortgage banking subsidiary, National City Mortgage. The current quarter ranking is not yet available.

(3)	Mortgage loans greater than 30 days past due.

(4)	Comprised of loans sold servicing retained by the First Franklin and the National City Home Loan Services business units.

Unaudited
National City Corporation
FIRST FRANKLIN LOAN ORIGINATION AND PORTFOLIO STATISTICS(1)
($ in millions)

										Nine Months Ended
	2005			2004				2003		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2005	2004

PRODUCTION DATA
Originations:
Total First Franklin originations	$8,786	$8,059	$5,605	$6,953	$7,743	$8,782	$5,673	$6,203	$6,051	$22,450	$22,198
Weighted-average note rate	7.20%	7.04%	7.00%	6.91%	7.05%	6.66%	6.72%	6.99%	6.86%	7.08%	6.80%
Weighted-average credit score(2)	658	656	652	653	653	658	651	653	660	656	655
Interest-only as a percent of total originations	54%	52%	51%	50%	46%	43%	41%	39%	33%	53%	44%

Sales:
Total sales of First Franklin loans to third parties	$5,578	$4,146	$4,472	$4,196	$5,566	$4,887	$4,433	$2,379	$2,543	$14,196	$14,886
Total production revenue	42	80	84	77	128	165	141	65	95	206	434
Gain on sale(3)	2.14%	2.79%	2.60%	3.00%	3.39%	4.42%	4.10%	4.03%	4.50%	2.47%	3.94%

PORTFOLIO STATISTICS(4)
Period-end portfolio balance	$19,490	$18,880	$18,131	$18,260	$18,116	$16,714	$15,627	$15,137	$13,183
Average portfolio balance	19,614	18,497	18,425	18,393	17,497	16,236	15,376	14,219	12,290	$18,850	$16,547
Weighted-average note rate	6.97%	6.81%	6.77%	6.76%	6.84%	6.84%	7.06%	7.19%	7.43%
Weighted-average loan size	$116,404	$122,336	$124,384	$126,680	$124,399	$131,240	$126,960	$127,556	$124,772
Weighted-average credit score(2)(5)	652	651	648	648	650	649	648	649	648
First-lien weighted-average loan-to-value ratio(6)	77.66%	77.66%	77.64%	77.78%	77.80%	77.85%	77.84%	77.89%	77.82%

By loan purpose:
Purchase	71%	70%	69%	69%	69%	69%	69%	69%	69%
Cash out refinancing	23%	24%	24%	24%	24%	24%	24%	24%	24%
Rate and term refinancing	6%	6%	7%	7%	7%	7%	7%	7%	7%

Percentage of First Franklin portfolio loans represented by:
Owner occupied	96%	96%	96%	96%	96%	96%	96%	96%	97%
Adjustable-rate loans	65%	68%	69%	70%	69%	70%	68%	68%	65%
Interest-only loans	29%	28%	26%	24%	21%	17%	13%	10%	4%
Second lien(7)	15%	11%	10%	9%	10%	7%	8%	8%	8%

Geographic Mix — Top Five States
California	32%	34%	36%	37%	40%	42%	44%	45%	46%
Florida	7%	7%	7%	7%	7%	7%	6%	6%	6%
Texas	5%	5%	5%	5%	4%	4%	4%	4%	—
Oregon	4%	4%	4%	4%	4%	4%	4%	4%	4%
Washington	4%	4%	4%	4%	4%	4%	4%	4%	4%
Ohio	—	—	—	—	—	—	—	—	3%

Net Charge-offs	$7	$6	$7	$4	$6	$6	$6	$5	$5	$20	$18

Net charge-offs as a percentage of average portfolio loans	.14%	.14%	.15%	.10%	.14%	.14%	.16%	.13%	.17%	.14%	.14%

Nonperforming assets:
Nonperforming loans	$49	$49	$58	$53	$54	$55	$55	$51	$49
Other real estate owned	47	44	46	41	42	38	39	33	34

Total	$96	$93	$104	$94	$96	$93	$94	$84	$83

Nonperforming assets to total First Franklin portfolio loans and other real estate owned	.49%	.49%	.57%	.51%	.53%	.55%	.60%	.55%	.63%

Loans 90+ days past due	$304	$268	$262	$295	$265	$252	$235	$225	$210

Delinquency rate	6.83%	6.18%	5.78%	6.39%	6.53%	6.42%	5.97%	6.64%	6.44%

CREDIT RISK PROTECTION
Balance of mortgages included under credit risk transfer agreement (8)	$4,453	$5,025	—	—	—	—	—	—	—
First liens with lender paid mortgage insurance (9)	857	—	—	—	—	—	—	—	—
Second liens with lender paid mortgage insurance (9)	2,724	1,985	$1,661	$1,908	$1,673	$1,073	$1,213	$1,085	$942

(1)	First Franklin loans represent nonconforming residential real estate loans originated by First Franklin Financial Corp., a wholly-owned subsidiary of National City Corporation and a division of the National Consumer Finance line of business.

(2)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(3)	Represents gross gain on external sales as a percentage of dollar value of loans sold including servicing value, if applicable. These gains are included in total production revenue.

(4)	Represents statistics on First Franklin loans retained in the residential real estate portfolio.

(5)	Based upon most recent available FICO® score for borrowers. FICO® scores are updated quarterly.

(6)	Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.

(7)	Second lien positions are not included in the loan-to-value calculations.

(8)	During May 2005, the Corporation executed a credit risk transfer agreement on $5 billion of nonconforming (First Franklin) mortgage loans. In the event that cumulative net credit losses on these loans exceed a defined threshold, the counterparty to this arrangement would bear the risk of additional losses, up to a defined level. The footnoted amount represents the remaining balance of loans associated with the credit risk transfer agreement.

(9)	Represents the principal balance of first lien and second lien loans with lender paid mortgage insurance (LPMI) that reduces the Corporation’s potential lifetime losses on those loans.

Unaudited
National City Corporation
HOME EQUITY PORTFOLIO STATISTICS
($ in millions)

	2005			2004				2003
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr

HOME EQUITY LINES OF CREDIT (HELOC)
Period-end balances by line of business:
Wholesale Banking	$2	$3	$2	—	$2	$8	$5	$6	$1
Consumer and Small Business Financial Services	8,232	8,211	7,993	$7,921	7,706	6,056	5,770	5,662	5,514
National Consumer Finance — National Home Equity	13,540	12,680	11,331	10,299	8,896	7,079	5,618	4,676	3,951
Asset Management	641	640	626	633	631	610	600	597	605

Total period-end balances HELOCs(1)	$22,415	$21,534	$19,952	$18,853	$17,235	$13,753	$11,993	$10,941	$10,071

Statistics by line of business for significant portfolios:
Consumer and Small Business Financial Services
Weighted-average note rate	6.47%	6.01%	5.55%	5.14%	4.69%	4.34%	4.34%	4.33%	4.20%
Weighted-average credit score(2)(3)	728	726	724	727	719	723	721	722	723
Weighted-average cumulative loan-to-value ratio(4)	71.28%	70.97%	70.87%	70.97%	72.69%	71.36%	71.22%	71.21%	71.15%
Utilization rate	45%	45%	45%	48%	43%	42%	42%	41%	41%
Net charge-offs	$5	$4	$4	$2	$3	$3	$3	$4	$3
Loans 90 days past due	10	7	7	7	8	6	7	7	7

National Consumer Finance — National Home Equity
Weighted-average note rate	6.79%	6.29%	5.79%	5.25%	4.74%	4.31%	4.35%	4.33%	4.32%
Weighted-average credit score(2)(3)	723	724	721	722	723	722	717	721	721
Weighted-average cumulative loan-to-value ratio(4)	80.53%	80.71%	80.84%	80.93%	80.92%	81.03%	81.18%	82.23%	81.24%
Utilization rate	55%	56%	57%	57%	56%	53%	53%	51%	49%
Net charge-offs	$3	$2	$1	$1	$1	$1	$1	—	$1
Loans 90 days past due	6	3	3	2	1	1	1	$1	—

HOME EQUITY INSTALLMENT LOANS (HELOAN)(5)(6)
Period-end balances by line of business:
Wholesale Banking	$14	$16	$20	$47	$56	$32	$5	$5	$5
Consumer and Small Business Financial Services	4,281	4,071	4,096	4,054	3,969	3,726	3,622	3,564	3,452
National Consumer Finance — National Home Equity	1,888	1,751	1,650	1,528	1,564	1,500	1,414	1,339	1,160
Asset Management	107	94	93	97	97	93	91	90	92

Total period-end balances HELOANs(1)	$6,290	$5,932	$5,859	$5,726	$5,686	$5,351	$5,132	$4,998	$4,709

Statistics by line of business for significant portfolios:
Consumer and Small Business Financial Services
Weighted-average note rate	6.54%	6.57%	6.56%	6.59%	6.63%	6.72%	6.82%	6.89%	6.99%
Weighted-average credit score(2)(3)	719	719	717	716	716	714	713	714	714
Weighted-average cumulative loan-to-value ratio(4)	69.83%	69.60%	69.39%	69.55%	69.78%	69.96%	69.72%	69.67%	69.38%
Net charge-offs	$4	$4	$6	$4	$4	$5	$4	$5	$4
Loans 90 days past due	5	5	5	5	5	4	5	5	4

National Consumer Finance — National Home Equity
Weighted-average note rate	7.21%	7.14%	7.07%	7.04%	7.02%	6.99%	7.07%	7.13%	7.33%
Weighted-average credit score(2)(3)	727	727	726	725	723	722	721	721	719
Weighted-average cumulative loan-to-value ratio(4)	89.50%	89.59%	89.65%	89.65%	89.54%	89.61%	89.55%	90.19%	89.44%
Net charge-offs	$1	$1	$1	$1	—	—	—	—	$1
Loans 90 days past due	—	—	—	1	—	—	—	—	1

(1)	Excludes balances from First Franklin and any remaining loans originated by the former Altegra unit. First Franklin portfolio balances and statistics are included in the First Franklin Loan Origination and Portfolio Statistics section on page 27.

(2)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(3)	Based upon most recent available FICO® score for borrowers. FICO® scores are updated quarterly.

(4)	Based upon period-end first-lien and second-lien mortgage loan balances divided by the obtained value of the underlying mortgaged property at the time of origination.

(5)	Represents installment loans collateralized by real estate whereby National City has a first or second lien position.

(6)	HELOANs are included in the real estate residential portfolio on the consolidated balance sheet.

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

	2005			2004				YTD
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2005	2004

Consumer and Small Business Financial Services

Net interest income (TE)	$536,531	$531,513	$534,630	$539,219	$528,933	$498,505	$493,324	$1,602,674	$1,520,762
Provision for credit losses	68,348	65,939	80,570	77,816	71,517	75,017	75,323	214,857	221,857

Net interest income after provision	468,183	465,574	454,060	461,403	457,416	423,488	418,001	1,387,817	1,298,905
Noninterest income	302,179	281,957	257,874	288,893	284,242	213,658	179,490	842,010	677,390
Noninterest expense	443,681	451,191	452,781	455,701	454,673	369,613	351,883	1,347,653	1,176,169

Income before taxes	326,681	296,340	259,153	294,595	286,985	267,533	245,608	882,174	800,126
Income tax expense and TE adjustment	125,761	114,355	100,362	113,726	110,645	101,427	92,840	340,478	304,912

Net income	$200,920	$181,985	$158,791	$180,869	$176,340	$166,106	$152,768	$541,696	$495,214

Unusual items (pretax)
Gain on sale of Upper Peninsula branches	—	—	—	$13,983	—	—	—	—	—
Gain on sale of Madison Bank & Trust	$16,001	—	—	—	—	—	—	$16,001	—
Auto lease residual recovery	20,577	$1,774	—	1,781	$3,103	$1,332	—	22,351	$4,435

Total	$36,578	$1,774	—	$15,764	$3,103	$1,332	—	$38,352	$4,435

Unusual items (after tax)
Gain on sale of Upper Peninsula branches	—	—	—	$9,089	—	—	—	—	—
Gain on sale of Madison Bank & Trust Co.	$10,401	—	—	—	—	—	—	$10,401	—
Auto lease residual recovery	13,375	$1,153	—	1,158	$2,017	$866	—	14,528	$2,883

Total	$23,776	$1,153	—	$10,247	$2,017	$866	—	$24,929	$2,883

Average assets	$31,685	$32,016	$32,395	$31,808	$31,334	$27,328	$27,112	$32,030	$28,601
Average equity	3,431	3,351	3,332	3,421	3,327	2,661	2,547	3,372	2,847
Average core deposits	53,145	52,509	51,621	51,118	51,490	47,586	45,773	52,431	48,295
Average total deposits	53,808	53,150	52,271	51,752	52,125	48,305	46,412	53,082	48,959
Return on average assets	2.52%	2.28%	1.99%	2.26%	2.24%	2.44%	2.27%	2.26%	2.31%
Return on average equity	23.23	21.78	19.33	21.03	21.09	25.10	24.12	21.48	23.24
Efficiency ratio	52.90	55.46	57.13	55.03	55.91	51.90	52.30	55.12	53.51

Wholesale Banking

Net interest income (TE)	$363,172	$354,063	$341,321	$367,468	$346,323	$277,419	$256,685	$1,058,556	$880,427
(Benefit) provision for credit losses	(14,408)	(14,846)	(19,635)	15,636	31,244	(6,445)	10,598	(48,889)	35,397

Net interest income after provision	377,580	368,909	360,956	351,832	315,079	283,864	246,087	1,107,445	845,030
Noninterest income	151,355	148,920	129,484	156,152	141,214	105,431	101,199	429,759	347,844
Noninterest expense	200,509	209,019	196,490	199,732	189,569	128,898	126,412	606,018	444,879

Income before taxes	328,426	308,810	293,950	308,252	266,724	260,397	220,874	931,186	747,995
Income tax expense and TE adjustment	124,365	116,877	111,511	115,255	100,119	96,753	81,251	352,753	278,123

Net income	$204,061	$191,933	$182,439	$192,997	$166,605	$163,644	$139,623	$578,433	$469,872

Unusual items (pretax)
Principal investment gains	$13,537	$9,107	$10,323	$9,605	$19,070	$17,496	$22,906	$32,967	$59,472
Commercial lease residual recovery	4,900	—	—	—	—	—	—	4,900	—

Total	$18,437	$9,107	$10,323	$9,605	$19,070	$17,496	$22,906	$37,867	$59,472

Unusual items (after tax)
Principal investment gains	$8,799	$5,919	$6,710	$6,243	$12,396	$11,372	$14,889	$21,428	$38,657
Commercial lease residual recovery	3,185	—	—	—	—	—	—	3,185	—

Total	$11,984	$5,919	$6,710	$6,243	$12,396	$11,372	$14,889	$24,613	$38,657

Average assets	$44,300	$43,295	$41,588	$40,825	$40,108	$31,274	$29,083	$43,071	$33,513
Average equity	3,687	3,728	3,656	4,600	4,510	2,901	2,614	3,690	3,346
Average core deposits	8,598	8,624	8,891	9,476	9,566	8,092	7,346	8,703	8,339
Average total deposits	13,958	13,824	13,757	14,399	14,025	12,374	11,346	13,847	12,587
Return on average assets	1.83%	1.78%	1.78%	1.88%	1.65%	2.10%	1.93%	1.80%	1.87%
Return on average equity	21.96	20.65	20.24	16.69	14.70	22.69	21.48	20.96	18.76
Efficiency ratio	38.97	41.56	41.73	38.65	38.88	33.67	35.32	40.72	36.22

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

	2005			2004				YTD
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2005	2004

National City Mortgage

Net interest income (TE)	$88,121	$96,096	$102,081	$122,137	$124,412	$160,834	$141,744	$286,298	$426,990
Provision (benefit) for credit losses	1,552	387	30,531	6,109	(1,324)	2,753	4,498	32,470	5,927

Net interest income after provision	86,569	95,709	71,550	116,028	125,736	158,081	137,246	253,828	421,063
Noninterest income	162,082	332,031	223,268	86,130	258,909	51,326	459,968	717,381	770,203
Noninterest expense	208,878	183,361	180,116	180,841	160,921	182,813	156,151	572,355	499,885

Income before taxes	39,773	244,379	114,702	21,317	223,724	26,594	441,063	398,854	691,381
Income tax expense and TE adjustment	15,022	92,363	30,244	8,088	85,002	10,093	167,591	137,629	262,686

Net income	$24,751	$152,016	$84,458	$13,229	$138,722	$16,501	$273,472	$261,225	$428,695

Average assets	$14,973	$14,015	$15,203	$15,312	$14,850	$17,502	$16,394	$14,730	$16,244
Average equity	630	552	651	793	789	792	790	611	790
Average core deposits	4,509	4,165	3,752	3,991	3,627	4,749	3,457	4,145	3,943
Average total deposits	4,539	4,187	3,797	4,028	3,658	4,783	3,503	4,177	3,980
Return on average assets	.66%	4.35%	2.25%	.34%	3.72%	.38%	6.71%	2.37%	3.53%
Return on average equity	15.58	110.52	52.58	6.64	69.93	8.38	139.20	57.16	72.46
Efficiency ratio	83.48	42.83	55.36	86.83	41.98	86.17	25.95	57.03	41.75

National Consumer Finance

Net interest income (TE)	$328,855	$315,494	$312,727	$301,672	$309,190	$278,732	$258,261	$957,076	$846,183
Provision (benefit) for credit losses	15,147	(5,729)	(216)	2,971	20,098	10,406	11,061	9,202	41,565

Net interest income after provision	313,708	321,223	312,943	298,701	289,092	268,326	247,200	947,874	804,618
Noninterest income	21,345	62,813	73,610	60,133	116,929	157,226	135,551	157,768	409,706
Noninterest expense	132,685	147,191	131,457	147,614	139,383	140,179	119,427	411,333	398,989

Income before taxes	202,368	236,845	255,096	211,220	266,638	285,373	263,324	694,309	815,335
Income tax expense and TE adjustment	76,495	89,527	96,426	79,841	100,789	107,871	99,536	262,448	308,196

Net income	$125,873	$147,318	$158,670	$131,379	$165,849	$177,502	$163,788	$431,861	$507,139

Average assets	$39,943	$36,097	$34,666	$32,890	$31,058	$27,162	$24,344	$36,921	$27,534
Average equity	1,830	1,698	1,685	1,735	1,628	1,368	1,283	1,738	1,427
Average core deposits	283	151	84	59	65	35	36	173	45
Average total deposits	382	151	84	59	65	35	36	207	45
Return on average assets	1.25%	1.64%	1.86%	1.59%	2.12%	2.63%	2.71%	1.56%	2.46%
Return on average equity	27.29	34.79	38.20	30.12	40.52	52.20	51.33	33.22	47.47
Efficiency ratio	37.89	38.91	34.03	40.80	32.71	32.15	30.33	36.90	31.77

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

	2005			2004				YTD
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2005	2004

National Consumer Finance Divisional Results:

First Franklin Origination, Sales, and Portfolio(1)

Net interest income (TE)	$205,658	$202,350	$208,221	$214,196	$232,999	$223,280	$210,517	$616,229	$666,796
Provision (benefit) for credit losses	9,032	(8,452)	(1,501)	1,687	19,046	9,353	10,464	(921)	38,863

Net interest income after provision	196,626	210,802	209,722	212,509	213,953	213,927	200,053	617,150	627,933
Noninterest income	48,282	84,184	90,514	79,931	131,309	168,128	143,813	222,980	443,250
Noninterest expense	111,407	116,841	107,567	130,948	118,572	125,857	107,029	335,815	351,458

Income before taxes	133,501	178,145	192,669	161,492	226,690	256,198	236,837	504,315	719,725
Income tax expense and TE adjustment	50,463	67,339	72,829	61,044	85,689	96,843	89,524	190,631	272,056

Net income	$83,038	$110,806	$119,840	$100,448	$141,001	$159,355	$147,313	$313,684	$447,669

Average assets	$24,219	$21,690	$21,702	$21,100	$20,927	$19,513	$17,958	$22,546	$19,471
Average equity	1,347	1,251	1,267	1,212	1,180	1,115	1,069	1,288	1,121
Average core deposits	260	129	68	44	51	34	35	152	40
Average total deposits	359	129	68	44	51	34	35	186	40
Return on average assets	1.36%	2.05%	2.24%	1.89%	2.68%	3.28%	3.30%	1.86%	3.07
Return on average equity	24.47	35.52	38.37	32.97	47.53	57.49	55.43	32.55	53.32
Efficiency ratio	43.87	40.78	36.01	44.52	32.55	32.15	30.21	40.02	31.66

National Home Equity

Net interest income (TE)	$110,954	$102,376	$95,728	$77,452	$67,116	$55,452	$47,744	$309,058	$170,312
Provision for credit losses	7,098	3,105	1,296	1,187	927	1,053	597	11,499	2,577

Net interest income after provision	103,856	99,271	94,432	76,265	66,189	54,399	47,147	297,559	167,735
Noninterest income	(27,442)	(21,819)	(17,626)	(21,071)	(15,642)	(10,902)	(8,262)	(66,887)	(34,806)
Noninterest expense	17,427	27,499	21,464	15,535	15,039	14,322	12,398	66,390	41,759

Income before taxes	58,987	49,953	55,342	39,659	35,508	29,175	26,487	164,282	91,170
Income tax expense and TE adjustment	22,297	18,882	20,919	14,991	13,422	11,028	10,012	62,098	34,462

Net income	$36,690	$31,071	$34,423	$24,668	$22,086	$18,147	$16,475	$102,184	$56,708

Average assets	$14,988	$13,762	$12,382	$11,115	$9,479	$7,649	$6,386	$13,720	$7,844
Average equity	342	309	280	360	311	253	214	311	260
Average core deposits	1	1	—	—	1	1	1	1	1
Average total deposits	1	1	—	—	1	1	1	1	1
Return on average assets	.97%	.91%	1.13%	.88%	.93%	.95%	1.04%	1.00%	.97%
Return on average equity	42.52	40.33	49.90	27.25	28.23	28.87	30.89	43.98	29.17
Efficiency ratio	20.87	34.14	27.48	27.55	29.22	32.15	31.40	27.41	30.82

National City Warehouse Resources

Net interest income (TE)	$12,243	$10,768	$8,778	$10,024	$9,075	—	—	$31,789	$9,075
(Benefit) provision for credit losses	(983)	(382)	(11)	97	125	—	—	(1,376)	125

Net interest income after provision	13,226	11,150	8,789	9,927	8,950	—	—	33,165	8,950
Noninterest income	505	448	722	1,273	1,262	—	—	1,675	1,262
Noninterest expense	3,851	2,851	2,426	1,131	5,772	—	—	9,128	5,772

Income before taxes	9,880	8,747	7,085	10,069	4,440	—	—	25,712	4,440
Income tax expense and TE adjustment	3,735	3,306	2,678	3,806	1,678	—	—	9,719	1,678

Net income	$6,145	$5,441	$4,407	$6,263	$2,762	—	—	$15,993	$2,762

Average assets	$736	$645	$582	$675	$652	—	—	$655	219
Average equity	141	138	138	163	137	—	—	139	46
Average core deposits	22	21	16	15	13	—	—	20	4
Average total deposits	22	21	16	15	13	—	—	20	4
Return on average assets	3.31%	3.38%	3.07%	3.69%	1.68%	—%	—%	3.26%	1.68%
Return on average equity	17.23	15.82	12.93	15.29	8.02	—	—	15.36	8.02
Efficiency ratio	30.21	25.42	25.54	10.01	55.84	—	—	27.28	55.84

(1)	Includes the Altegra and Loan Zone portfolios

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

	2005			2004				YTD
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2005	2004

Asset Management

Net interest income (TE)	$29,788	$29,360	$29,229	$30,233	$29,529	$26,314	$26,075	$88,377	$81,918
Provision (benefit) for credit losses	526	1,196	560	2,651	(135)	1,421	228	2,282	1,514

Net interest income after provision	29,262	28,164	28,669	27,582	29,664	24,893	25,847	86,095	80,404
Noninterest income	84,866	90,718	84,522	82,992	85,171	156,411	88,620	260,106	330,202
Noninterest expense	83,910	76,619	79,047	81,470	73,787	78,429	73,652	239,576	225,868

Income before taxes	30,218	42,263	34,144	29,104	41,048	102,875	40,815	106,625	184,738
Income tax expense and TE adjustment	11,423	15,976	12,907	11,001	15,516	38,887	15,428	40,306	69,831

Net income	$18,795	$26,287	$21,237	$18,103	$25,532	$63,988	$25,387	$66,319	$114,907

Unusual items (pretax)
Gain on sale of Corporate Trust Bond Administration business	—	—	—	($2,918)	—	$65,246	—	—	$65,246

Total	—	—	—	($2,918)	—	$65,246	—	—	$65,246

Unusual items (after tax)
Gain on sale of Corporate Trust Bond Administration business	—	—	—	($1,897)	—	$42,410	—	—	$42,410

Total	—	—	—	($1,897)	—	$42,410	—	—	$42,410

Average assets	$3,466	$3,346	$3,285	$3,267	$3,230	$2,946	$2,904	$3,367	$3,027
Average equity	456	453	450	503	487	398	391	453	426
Average core deposits	1,807	1,888	1,943	1,995	1,961	1,796	1,736	1,879	1,832
Average total deposits	1,941	2,018	2,070	2,119	2,085	1,912	1,849	2,009	1,949
Return on average assets	2.15%	3.15%	2.62%	2.20%	3.15%	8.74%	3.52%	2.63%	5.07%
Return on average equity	16.36	23.27	19.13	14.32	20.86	64.63	26.09	19.57	36.05
Efficiency ratio	73.19	63.81	69.49	71.95	64.33	42.92	64.22	68.75	54.81

National Processing(1)

Net interest income (TE)	—	—	—	$279	$1,340	$986	$895	—	$3,221
Provision for credit losses	—	—	—	—	—	—	—	—	—

Net interest income after provision	—	—	—	279	1,340	986	895	—	3,221
Noninterest income	—	—	—	21,949	133,481	132,334	121,991	—	387,806
Noninterest expense	—	—	—	37,005	107,079	109,620	103,314	—	320,013

Income (loss) before taxes	—	—	—	(14,777)	27,742	23,700	19,572	—	71,014
Income tax (benefit) expense and TE adjustment	—	—	—	(5,657)	10,979	9,314	7,608	—	27,901

Net (loss) income	—	—	—	($9,120)	$16,763	$14,386	$11,964	—	$43,113

Unusual items (pretax)
Severance and related charges	—	—	—	($100)	—	—	($54)	—	($54)
Sale-related costs	—	—	—	(19,117)	—	—	—	—	—

Total	—	—	—	($19,217)	—	—	($54)	—	($54)

Unusual items (after tax)
Severance and related charges	—	—	—	($65)	—	—	($35)	—	($35)
Sale-related costs	—	—	—	(11,470)	—	—	—	—	—

Total	—	—	—	($11,535)	—	—	($35)	—	($35)

Average assets	—	—	—	$131	$744	$705	$699	—	$716
Average equity	—	—	—	92	554	538	523	—	538
Average core deposits	—	—	—	19	98	78	83	—	87
Average total deposits	—	—	—	19	98	78	83	—	87
Return on average assets	—%	—%	—%	(27.76)%	8.96%	8.21%	6.89%	—%	8.04%
Return on average equity	—	—	—	(39.47)	12.04	10.76	9.20	—	10.70
Efficiency ratio	—	—	—	166.48	79.42	82.22	84.07	—	81.84

(1)	In October 2004, the National Processing Business was sold

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

	2005			2004				YTD
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2005	2004

Parent and Other

Net interest expense (TE)	($107,221)	($129,767)	($142,146)	($117,538)	($143,903)	($176,010)	($151,827)	($379,134)	($471,740)
Benefit related to credit losses	(15,713)	(21,120)	(21,363)	(23,638)	(22,968)	(22,364)	(19,201)	(58,196)	(64,533)

Net interest expense after provision	(91,508)	(108,647)	(120,783)	(93,900)	(120,935)	(153,646)	(132,626)	(320,938)	(407,207)
Noninterest income	(7,251)	39,561	20,523	756,145	6,708	49,891	30,878	52,833	87,477
Noninterest expense	88,677	115,264	115,453	168,768	107,362	65,585	55,501	319,394	228,448

(Loss) income before taxes	(187,436)	(184,350)	(215,713)	493,477	(221,589)	(169,340)	(157,249)	(587,499)	(548,178)
Income tax (benefit) expense and TE adjustment	(90,867)	(109,938)	(94,260)	61,129	(122,493)	(86,259)	(100,615)	(295,065)	(309,367)

Net (loss) income	($96,569)	($74,412)	($121,453)	$432,348	($99,096)	($83,081)	($56,634)	($292,434)	($238,811)

Unusual items (pretax)
Straight-line operating lease rent adjustment	—	—	($28,997)	—	—	—	—	($28,997)	—
Severance and related charges	($5,431)	($5,138)	(8,215)	($11,723)	($17,369)	($6,464)	($3,334)	(18,784)	($27,167)
Minority interest related to NPI charges	—	—	—	1,950	—	—	5	—	5
Gain from sale of National Processing	—	—	—	714,195	—	—	—	—	—
Deferred tax adjustments	—	—	—	44,187	—	—	23,000	—	23,000
Bank stock fund (losses) gains	(404)	2,122	8,479	3,176	—	—	—	10,197	—

Total	($5,835)	($3,016)	($28,733)	$751,785	($17,369)	($6,464)	$19,671	($37,584)	($4,162)

Unusual items (after tax)
Straight-line operating lease rent adjustment	—	—	($18,848)	—	—	—	—	($18,848)	—
Severance and related charges	($3,530)	($3,341)	(5,341)	($7,685)	($11,290)	($4,202)	($2,167)	(12,212)	($17,659)
Minority interest related to NPI charges	—	—	—	1,950	—	—	5	—	5
Gain from sale of National Processing	—	—	—	486,822	—	—	—	—	—
Deferred tax adjustments	—	—	—	44,187	—	—	23,000	—	23,000
Bank stock fund (losses) gains	(263)	1,379	5,511	2,064	—	—	—	6,627	—

Total	($3,793)	($1,962)	($18,678)	$527,338	($11,290)	($4,202)	$20,838	($24,433)	$5,346

Average assets	$10,418	$10,745	$11,240	$13,676	$12,278	$9,031	$8,994	$10,797	$10,109
Average core deposits	120	391	818	1,447	699	84	(71)	439	239
Average total deposits	10,131	7,292	9,543	11,054	10,460	5,181	2,509	8,991	6,066

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

	2005			2004				YTD
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2005	2004

Consolidated

Net interest income (TE)	$1,239,246	$1,196,759	$1,177,842	$1,243,470	$1,195,824	$1,066,780	$1,025,157	$3,613,847	$3,287,761
Provision for credit losses	55,452	25,827	70,447	81,545	98,432	60,788	82,507	151,726	241,727

Net interest income after provision	1,183,794	1,170,932	1,107,395	1,161,925	1,097,392	1,005,992	942,650	3,462,121	3,046,034
Noninterest income	714,576	956,000	789,281	1,452,394	1,026,654	866,277	1,117,697	2,459,857	3,010,628
Noninterest expense	1,158,340	1,182,645	1,155,344	1,271,131	1,232,774	1,075,137	986,340	3,496,329	3,294,251

Income before taxes	740,030	944,287	741,332	1,343,188	891,272	797,132	1,074,007	2,425,649	2,762,411
Income tax expense and TE adjustment	262,199	319,160	257,190	383,383	300,557	278,086	363,639	838,549	942,282

Net income	$477,831	$625,127	$484,142	$959,805	$590,715	$519,046	$710,368	$1,587,100	$1,820,129

Unusual items (pretax)
Auto lease residual recovery	$20,577	$1,774	—	$1,781	$3,103	$1,332	—	$22,351	$4,435
Commercial lease residual recovery	4,900	—	—	—	—	—	—	4,900	—
Principal investment gains	13,537	9,107	$10,323	9,605	19,070	17,496	$22,906	32,967	59,472
Gain on sale of Corporate Trust Bond Administration business	—	—	—	(2,918)	—	65,246	—	—	65,246
Straight-line operating lease rent adjustment	—	—	(28,997)	—	—	—	—	(28,997)	—
Severance and related charges, net	(5,431)	(5,138)	(8,215)	(11,823)	(17,369)	(6,464)	(3,383)	(18,784)	(27,216)
NPI sale-related costs	—	—	—	(17,167)	—	—	—	—	—
Gain on sale of Upper Peninsula branches	—	—	—	13,983	—	—	—	—	—
Gain on sale of Madison Bank & Trust	16,001	—	—	—	—	—	—	16,001	—
Gain from sale of National Processing	—	—	—	714,195	—	—	—	—	—
Deferred tax adjustments	—	—	—	44,187	—	—	23,000	—	23,000
Bank stock fund (losses) gains	(404)	2,122	8,479	3,176	—	—	—	10,197	—

Total	$49,180	$7,865	($18,410)	$755,019	$4,804	$77,610	$42,523	$38,635	$124,937

Unusual items (after tax)
Auto lease residual recovery	$13,375	$1,153	—	$1,158	$2,017	$866	—	$14,528	$2,883
Commercial lease residual recovery	3,185	—	—	—	—	—	—	3,185	—
Principal investment gains	8,799	5,919	$6,710	6,243	12,396	11,372	$14,889	21,428	38,657
Gain on sale of Corporate Trust Bond Administration business	—	—	—	(1,897)	—	42,410	—	—	42,410
Straight-line operating lease rent adjustment	—	—	(18,848)	—	—	—	—	(18,848)	—
Severance and related charges, net	(3,530)	(3,341)	(5,341)	(7,750)	(11,290)	(4,202)	(2,197)	(12,212)	(17,689)
NPI sale-related costs	—	—	—	(9,520)	—	—	—	—	—
Gain on sale of Upper Peninsula branches	—	—	—	9,089	—	—	—	—	—
Gain on sale of Madison Bank & Trust Co.	10,401	—	—	—	—	—	—	10,401	—
Gain from sale of National Processing	—	—	—	486,822	—	—	—	—	—
Deferred tax adjustments	—	—	—	44,187	—	—	23,000	—	23,000
Bank stock fund (losses) gains	(263)	1,379	5,511	2,064	—	—	—	6,627	—

Total	$31,967	$5,110	($11,968)	$530,396	$3,123	$50,446	$35,692	$25,109	$89,261

Average assets	$144,785	$139,514	$138,377	$137,909	$133,602	$115,948	$109,530	$140,916	$119,744
Average equity	12,980	12,752	12,779	12,847	12,359	10,370	9,659	12,838	10,802
Average core deposits	68,462	67,728	67,109	68,105	67,506	62,420	58,360	67,770	62,780
Average total deposits	84,759	80,622	81,522	83,430	82,516	72,668	65,738	82,313	73,673
Return on average assets	1.31%	1.80%	1.42%	2.77%	1.76%	1.80%	2.61%	1.51%	2.03%
Return on average total equity	14.61	19.66	15.37	29.72	19.01	20.13	29.58	16.53	22.51
Efficiency ratio	59.25	55.06	59.16	47.34	55.54	55.77	46.03	57.74	52.37

Unaudited
National City Corporation
Monthly Financial Trends
CONSOLIDATED SELECTED AVERAGE BALANCES
($ in millions)

	September	August	July	June	May	April	March	February	January	December	November	October	September
	2005	2005	2005	2005	2005	2005	2005	2005	2005	2004	2004	2004	2004

ASSETS
Available for sale securities, at cost*	$7,409	$7,447	$7,493	$7,582	$7,749	$7,907	$8,021	$8,130	$8,424	$8,832	$9,074	$9,228	$9,035

Portfolio loans:
Commercial	$27,437	$27,375	$27,467	$27,542	$27,226	$26,686	$26,042	$25,405	$25,198	$25,147	$25,171	$25,199	$24,852
Commercial construction	3,077	3,058	3,112	3,056	2,996	2,944	2,904	2,917	2,906	2,926	2,957	2,925	2,855
Real estate — commercial	12,036	12,142	12,027	11,758	11,727	11,863	11,906	12,274	12,217	12,063	11,976	11,956	12,005
Real estate — residential	33,459	33,872	33,278	32,096	31,585	31,329	30,920	30,330	30,277	30,743	30,551	30,348	30,063
Home equity lines of credit	22,260	21,998	21,686	21,323	20,862	20,185	19,670	19,423	19,053	18,581	18,080	17,584	16,839
Credit card and other unsecured lines of credit	2,421	2,409	2,369	2,303	2,295	2,312	2,315	2,338	2,400	2,393	2,327	2,329	2,309
Other consumer	7,934	7,704	7,504	7,615	8,232	8,307	8,290	8,325	8,309	7,966	7,911	7,884	7,719

Total portfolio loans	$108,624	$108,558	$107,443	$105,693	$104,923	$103,626	$102,047	$101,012	$100,360	$99,819	$98,973	$98,225	$96,642

Loans held for sale or securitization:
Commercial	$17	$25	$12	$9	$20	$9	$9	$17	$21	$22	$13	$13	$17
Commercial real estate	49	66	136	197	295	345	397	214	315	384	371	223	278
Mortgage:
National City Mortgage	8,271	8,334	8,277	7,360	7,536	8,194	8,238	8,170	9,092	9,259	9,289	8,827	8,748
First Franklin	3,314	2,688	2,665	2,488	1,682	1,997	2,491	2,773	2,658	2,123	1,958	1,874	2,162
National City Home Loan Services (formerly Altegra)	—	—	—	—	—	—	—	—	71	144	—	—	7
Provident PCFS	—	—	—	—	—	—	2	2	3	3	—	10	47

Total mortgage loans held for sale	11,585	11,022	10,942	9,848	9,218	10,191	10,731	10,945	11,824	11,529	11,247	10,711	10,964
Credit card loans	—	426	420	214	—	—	—	—	—	—	—	—	—
Student loans	8	6	2	—	—	—	—	—	—	—	—	—	—

Total loans held for sale or securitization	$11,659	$11,545	$11,512	$10,268	$9,533	$10,545	$11,137	$11,176	$12,160	$11,935	$11,631	$10,947	$11,259

LIABILITIES
Deposits:
Noninterest bearing	$18,336	$18,905	$18,865	$18,483	$17,949	$18,885	$18,475	$17,686	$18,203	$18,726	$19,309	$18,628	$18,729
NOW and money market accounts	28,046	28,237	28,409	28,522	28,571	29,093	29,345	29,145	29,260	29,730	29,893	29,928	29,449
Savings accounts	2,250	2,303	2,356	2,402	2,418	2,456	2,478	2,548	2,567	2,634	2,744	2,742	2,613
Consumer time	19,567	19,332	18,770	18,479	18,126	17,819	17,459	17,197	16,914	16,739	16,669	16,585	16,401

Core deposits	68,199	68,777	68,400	67,886	67,064	68,253	67,757	66,576	66,944	67,829	68,615	67,883	67,192
Other	7,352	7,105	6,612	6,190	5,156	5,053	4,908	4,895	4,821	4,822	5,183	5,140	5,065
Foreign	8,680	9,612	9,523	7,569	7,861	6,851	7,714	8,882	11,957	11,882	9,983	8,962	9,725

Total deposits	$84,231	$85,494	$84,535	$81,645	$80,081	$80,157	$80,379	$80,353	$83,722	$84,533	$83,781	$81,985	$81,982

Federal funds borrowed and security repurchase agreements	$7,645	$8,200	$8,072	$6,353	$5,902	$5,981	$6,839	$6,984	$7,553	$7,623	$6,846	$6,900	$7,400
Borrowed funds	3,585	1,514	1,318	2,232	2,523	2,820	1,563	1,607	1,298	1,270	1,507	2,175	1,616
Long-term debt	33,105	33,094	33,311	33,663	34,938	34,470	33,435	32,190	29,475	28,527	29,284	28,983	27,254

Memo:
Noninterest bearing mortgage escrow principal and interest (P&I) balances	$2,955	$3,194	$3,022	$2,815	$2,599	$2,928	$2,781	$2,462	$2,673	$3,017	$3,168	$2,902	$2,815
Noninterest bearing mortgage escrow taxes and insurance (T&I) balances	1,536	1,524	1,519	1,467	1,394	1,358	1,293	1,210	1,159	1,202	1,436	1,540	1,421
Noninterest bearing mortgage escrow replacement reserve (NRR) balances	118	122	123	119	114	114	99	108	102	107	118	104	99
Interest bearing mortgage escrow replacement reserve (IRR) balances	132	152	129	147	124	139	132	143	139	132	126	127	122
Noninterest bearing deposits excluding P&I , T&I, and NRR balances	13,727	14,065	14,201	14,082	13,842	14,485	14,302	13,906	14,269	14,400	14,587	14,082	14,394
Core deposits excluding P&I , T&I, NRR, and IRR balances	63,458	63,785	63,607	63,338	62,833	63,714	63,452	62,653	62,871	63,371	63,767	63,210	62,735

* See note on Summary of Presentation Changes

Unaudited
National City Corporation
Monthly Financial Trends
CAPITALIZATION (Period End)
(In millions, except per share and employee data)

	September	August	July	June	May	April	March	February	January	December	November	October	September
	2005	2005	2005	2005	2005	2005	2005	2005	2005	2004	2004	2004	2004

COMMON STOCK ROLLFORWARD
Beginning balance	634.8	637.6	636.7	636.4	636.7	637.8	640.1	646.0	646.7	651.5	655.4	658.3	662.6
Shares issued under stock award plans	.4	.7	1.4	.9	.6	.4	.6	.2	.7	.4	.5	.6	1.6
Shares issued for acquisitions	—	—	—	—	—	—	—	—	—	—	—	—	—
Shares issued for PRIDES conversions	—	.4	—	1.2	.2	.8	2.1	—	1.7	—	—	—	—
Shares repurchased under repurchase authorizations	(6.3)	(3.9)	—	(1.4)	(1.1)	(2.2)	(5.0)	(6.0)	(2.9)	(5.1)	(4.4)	(3.4)	(5.6)
Shares exchanged for stock award plans	—	(.1)	(.5)	(.4)	—	—	(.1)	(.1)	(.2)	(.1)	—	(.1)	(.3)
Other	—	.1	—	—	—	(.1)	.1	—	—	—	—	—	—

Ending Balance	628.9	634.8	637.6	636.7	636.4	636.7	637.8	640.1	646.0	646.7	651.5	655.4	658.3

COMMON STOCK REPURCHASE ACTIVITY
Number of common shares repurchased	6.3	3.9	—	1.4	1.1	2.2	5.0	6.0	2.9	5.1	4.4	3.4	5.6
Average price per share of repurchased common shares	$34.79	$36.12	—	$33.85	$33.94	$33.55	$34.75	$35.90	$35.86	$37.10	$38.33	$38.40	$38.31
Total cost	$216.2	$142.4	—	$49.0	$36.4	$73.8	$173.2	$216.8	$104.0	$189.3	$168.2	$130.7	$214.8
Common shares remaining under authorization(1)	8.3	14.6	18.5	18.5	19.9	21.0	23.2	28.2	34.2	37.1	17.2	21.6	25.0

Shares outstanding:
Average basic	633.0	637.3	637.2	636.8	636.4	637.4	638.4	642.8	647.8	648.4	653.4	657.0	660.7
Average diluted	641.6	646.5	645.9	644.0	644.1	644.2	646.5	652.9	658.2	660.8	667.2	670.8	675.4

(1)	In December 2004, National City’s Board of Directors authorized an additional 25 million shares of issued and outstanding common stock. This new authorization is incremental to the February 2004 share repurchase authorization, for 50 million shares, which replaced all previous share authorizations.
FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS(1)

	September	August	July	June	May	April	March	February	January	December	November	October	September
	2005	2005	2005	2005	2005	2005	2005	2005	2005	2004	2004	2004	2004

Line of business staff:
Consumer and Small Business Financial Services	13,048	13,267	13,272	13,344	13,204	13,140	13,183	13,253	13,102	13,079	12,791	12,640	12,661
Wholesale Banking	2,415	2,415	2,402	2,388	2,342	2,334	2,350	2,328	2,296	2,282	2,280	2,259	2,272
National City Mortgage	7,831	7,929	7,956	7,956	7,939	7,936	7,970	7,945	7,904	7,814	7,761	7,728	7,674
National Consumer Finance
First Franklin Financial Corporation	2,716	2,733	2,696	2,598	2,483	2,429	2,392	2,388	2,376	2,391	2,492	2,488	2,481
National City Home Loan Services	442	437	413	398	372	347	341	333	325	325	326	333	326
National Home Equity	514	525	517	497	480	460	448	429	431	415	412	410	415
National City Warehouse Resources	84	86	83	80	84	84	68	67	68	69	70	68	63

Total National Consumer Finance	3,756	3,781	3,709	3,573	3,419	3,320	3,249	3,217	3,200	3,200	3,300	3,299	3,285
Asset Management	1,518	1,538	1,551	1,568	1,529	1,518	1,524	1,527	1,530	1,517	1,514	1,527	1,522
National Processing(2)	—	—	—	—	—	—	—	—	—	—	—	—	1,608

Corporate support staff(3)	6,565	6,645	6,708	6,664	6,581	6,622	6,832	7,042	7,020	7,338	7,500	7,617	7,370

Total Employees	35,133	35,575	35,598	35,493	35,014	34,870	35,108	35,312	35,052	35,230	35,146	35,070	36,392

(1)	Represents period-end, active, full-time equivalent employees

(2)	In October 2004, the National Processing business was sold

(3)	Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process

Unaudited
National City Corporation
Monthly Financial Trends
CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES
($ in millions)

	September	August	July	June	May	April	March	February	January	December	November	October	September
	2005	2005	2005	2005	2005	2005	2005	2005	2005	2004	2004	2004	2004

Average Total Deposits(1)	$53,905	$53,884	$53,638	$53,369	$53,032	$53,053	$52,694	$52,115	$51,988	$52,062	$51,611	$51,578	$51,867

DEPOSIT ACCOUNT METRICS(1)(2)
Personal Deposits:
Noninterest Bearing Checking
Average total balance	$3,185	$3,191	$3,282	$3,264	$3,338	$3,497	$3,430	$3,355	$3,343	$3,296	$3,218	$3,244	$3,252
Number of accounts(3)	1,765	1,770	1,762	1,764	1,752	1,753	1,753	1,833	1,831	1,748	1,734	1,741	1,750

Interest Bearing Checking
Average total balance	$7,862	$7,881	$7,954	$7,992	$8,012	$8,210	$8,088	$7,995	$8,084	$8,150	$8,009	$8,039	$8,193
Number of accounts(3)	938	922	909	897	884	868	856	907	897	844	836	831	830

Money Market Savings
Average total balance	$13,343	$13,531	$13,705	$13,765	$13,893	$13,936	$14,078	$14,090	$14,055	$14,060	$14,117	$14,183	$14,316
Number of accounts(3)	748	739	728	710	691	675	659	643	622	584	557	549	541

Regular savings
Average total balance	$1,955	$2,011	$2,065	$2,114	$2,143	$2,163	$2,170	$2,140	$2,155	$2,154	$2,155	$2,173	$2,198
Number of accounts(3)	663	673	686	696	707	717	728	776	786	760	766	779	796

Business Deposits:
Average total balance	$8,392	$8,299	$8,199	$8,101	$7,861	$7,754	$7,786	$7,675	$7,771	$8,045	$7,974	$7,833	$7,786
Number of accounts(3)	382	381	380	379	376	374	373	397	395	376	372	371	371

Time Deposits:
Average total balance	$18,907	$18,701	$18,160	$17,874	$17,524	$17,237	$16,888	$16,629	$16,338	$16,106	$15,886	$15,868	$15,884
Number of accounts(3)	985	989	976	967	960	947	930	992	981	902	887	895	898

CONSUMER LOAN PRODUCTION METRICS (# of loans)(2)
Installment loan originations:
Home equity(4)	1,939	3,556	2,676	2,020	1,675	1,339	2,216	1,793	1,335	2,485	2,065	1,854	2,263
Other(5)	1,253	1,673	1,405	1,616	1,527	1,277	1,258	1,368	1,340	1,288	1,584	1,600	1,885
Home equity and other lines of credit	7,326	7,016	7,261	7,667	6,840	7,642	7,361	4,998	4,635	7,477	6,061	7,269	7,438

Total consumer loan originations	10,518	12,245	11,342	11,303	10,042	10,258	10,835	8,159	7,310	11,250	9,710	10,723	11,586

BANK BRANCHES AND OTHER
Total bank branches	1,217	1,216	1,220	1,221	1,221	1,222	1,217	1,226	1,226	1,222	1,222	1,224	1,206
ATMs	1,930	1,933	1,931	1,933	1,931	1,938	1,928	1,937	1,958	1,948	1,948	1,945	1,931
Online banking customers	1,224,089	1,197,112	1,163,100	1,135,539	1,106,901	1,085,084	1,062,707	1,038,882	1,023,818	1,014,403	1,005,659	997,355	975,392

(1)	Restated to reflect the reassignment of certain deposits to the Wholesale Banking line of business and the reclassification of certain Wayne Bancorp deposit balances into the fourth quarter results of Consumer and Small Business Financial Services.

(2)	Excludes Dealer Finance, Education Finance, and National City Card Services. Additionally, home equity loans generated by the National Home Equity division of the National Consumer Finance line of business are excluded from the consumer loan production metrics.

(3)	Represents period-end number of accounts in thousands.

(4)	Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet.

(5)	Includes automobile, truck, boat, recreational vehicle, and other secured installment loans.

Unaudited
National City Corporation
Monthly Financial Trends
ASSET MANAGEMENT PERFORMANCE MEASURES
($ in millions)

	September	August	July	June	May	April	March	February	January	December	November	October	September
	2005	2005	2005	2005	2005	2005	2005	2005	2005	2004	2004	2004	2004

ASSETS UNDER ADMINISTRATION
Managed assets:
Value at beginning of period	$64,831	$64,298	$62,578	$61,191	$60,105	$60,698	$62,076	$60,868	$63,038	$61,262	$60,332	$60,322	$60,743
Acquisition	—	—	—	—	—	—	—	—	—	—	—	257	—
Estimated change due to market impact	243	(122)	821	228	960	(65)	(591)	809	(619)	944	994	(1,825)	265
Other activity, net	10	655	899	1,159	126	(528)	(787)	399	(1,551)	832	(64)	1,578	(686)

Value at end of period	65,084	64,831	64,298	62,578	61,191	60,105	60,698	62,076	60,868	63,038	61,262	60,332	60,322

Non-managed assets:
Value at beginning of period	42,439	43,020	42,949	44,427	44,366	45,398	46,282	45,377	45,739	46,508	48,005	47,327	47,191
Acquisition	—	—	—	—	—	—	—	—	—	—	—	137	—
Estimated change due to market impact	(299)	(159)	1,128	(24)	738	(347)	(604)	630	(844)	866	820	1,231	176
Other activity, net	11	(422)	(1,057)	(1,454)	(677)	(685)	(280)	275	482	(1,635)	(2,317)	(690)	(40)

Value at end of period	42,151	42,439	43,020	42,949	44,427	44,366	45,398	46,282	45,377	45,739	46,508	48,005	47,327

Total assets at end of period	$107,235	$107,270	$107,318	$105,527	$105,618	$104,471	$106,096	$108,358	$106,245	$108,777	$107,770	$108,337	$107,649

Proprietary mutual fund assets (included above)	$11,900	$11,953	$11,936	$12,254	$12,084	$12,058	$12,444	$12,763	$12,794	$13,483	$13,450	$13,621	$13,446

MORTGAGE BANKING STATISTICS ($ in millions)

	September	August	July	June	May	April	March	February	January	December	November	October	September
	2005	2005	2005	2005	2005	2005	2005	2005	2005	2004	2004	2004	2004

PRODUCTION DATA
Applications:(1)
National City Mortgage (NCM)	$7,244	$8,023	$8,113	$9,956	$8,349	$8,419	$8,346	$8,585	$7,469	$7,694	$7,984	$8,633	$9,094
First Franklin	4,737	4,811	4,665	5,813	4,814	3,601	4,420	3,225	3,088	3,607	3,748	3,956	4,098

Total Applications	$11,981	$12,834	$12,778	$15,769	$13,163	$12,020	$12,766	$11,810	$10,557	$11,301	$11,732	$12,589	$13,192

Percentage of NCM applications represented by refinances	55%	52%	52%	56%	49%	45%	47%	56%	56%	57%	55%	54%	52%

Originations:
NCM Retail	$2,828	$3,378	$3,078	$3,346	$2,993	$2,693	$2,874	$2,231	$2,149	$2,684	$2,729	$2,644	$2,577
NCM Wholesale	2,118	2,705	2,511	2,370	1,962	2,024	2,784	2,337	2,599	2,980	2,892	2,483	2,710
Less: portfolio loan originations(2)	(460)	(584)	(494)	(583)	(566)	(522)	(496)	(378)	(353)	(437)	(457)	(449)	(448)

Total NCM originations for sale	4,486	5,499	5,095	5,133	4,389	4,195	5,162	4,190	4,395	5,227	5,164	4,678	4,839

Total First Franklin loan originations	2,764	3,005	3,017	3,430	2,479	2,150	2,335	1,685	1,585	2,234	2,347	2,372	2,335
Less: portfolio loan originations	(295)	(319)	(1,244)	(1,388)	(992)	(855)	(846)	(152)	(664)	(772)	(813)	(1,009)	(773)

Total First Franklin originations for sale	2,469	2,686	1,773	2,042	1,487	1,295	1,489	1,533	921	1,462	1,534	1,363	1,562

Total Loans Originated For Sale	$6,955	$8,185	$6,868	$7,175	$5,876	$5,490	$6,651	$5,723	$5,316	$6,689	$6,698	$6,041	$6,401

Percentage of NCM originations represented by refinances	51%	53%	51%	47%	47%	49%	57%	58%	57%	55%	57%	52%	47%
Percentage of First Franklin originations represented by refinances	27%	29%	28%	28%	31%	34%	36%	39%	39%	34%	37%	35%	31%

LOAN SALES
NCM loans sold servicing retained	$4,558	$4,382	$4,174	$4,065	$3,813	$4,451	$3,999	$4,302	$4,787	$4,341	$4,451	$3,812	$4,381
NCM loans sold servicing released	177	159	162	163	183	127	130	126	162	136	154	210	237

Total NCM loan sales	4,735	4,541	4,336	4,228	3,996	4,578	4,129	4,428	4,949	4,477	4,605	$4,022	$4,618
First Franklin loans sold servicing retained	3,219	415	1,944	1,481	—	847	1,080	—	796	970	949	—	—
First Franklin loans sold servicing released	—	—	—	—	1,259	559	1,455	—	1,141	330	382	1,565	1,678

Total First Franklin loan sales	3,219	415	1,944	1,481	1,259	1,406	2,535	—	1,937	1,300	1,331	1,565	1,678

Total Mortgage Loan Sales	$7,954	$4,956	$6,280	$5,709	$5,255	$5,984	$6,664	$4,428	$6,886	$5,777	$5,936	$5,587	$6,296

SERVICING DATA
NCM mortgage loans serviced for third parties	$158,039	$157,067	$157,159	$156,938	$157,082	$156,646	$155,087	$155,781	$154,142	$152,367	$152,365	$151,280	$150,329
First Franklin mortgage loans serviced for third parties	10,958	7,895	7,633	5,804	4,437	4,506	3,722	2,677	2,697	1,913	949	—	—

Total Mortgage Loans Serviced for Third Parties	$168,997	$164,962	$164,792	$162,742	$161,519	$161,152	$158,809	$158,458	$156,839	$154,280	$153,314	$151,280	$150,329

(1)	Includes loans originated for sale and to be held in portfolio

(2)	Primarily represents home equity loans originated for the National Home Equity business unit

Unaudited
National City Corporation
Monthly Financial Trends
FIRST FRANKLIN ORIGINATION AND PORTFOLIO STATISTICS(1)
($ in millions)

	September	August	July	June	May	April	March	February	January	December	November	October	September
	2005	2005	2005	2005	2005	2005	2005	2005	2005	2004	2004	2004	2004

PRODUCTION DATA

Originations:
Total First Franklin originations	$2,764	$3,005	$3,017	$3,430	$2,479	$2,150	$2,335	$1,685	$1,585	$2,234	$2,347	$2,372	$2,335
Weighted-average note rate	7.37%	7.25%	6.99%	6.96%	7.07%	7.13%	6.97%	7.04%	7.01%	6.95%	6.88%	6.91%	7.02%
Weighted-average credit score(2)	657	658	659	658	655	654	654	651	651	653	652	654	653

Sales:
Total sales of First Franklin loans to third parties	$3,219	$415	$1,944	$1,481	$1,259	$1,406	$2,535	—	$1,937	$1,300	$1,331	$1,565	$1,678
Total production revenue	7	14	21	30	24	26	61	(5)	28	24	24	29	37

PORTFOLIO STATISTICS(3)

Period-end portfolio balance	$19,490	$19,947	$19,560	$18,880	$18,621	$18,344	$18,131	$18,706	$18,519	$18,260	$18,597	$18,273	$18,116
Weighted-average note rate	6.97%	6.89%	6.85%	6.81%	6.79%	6.77%	6.77%	6.75%	6.74%	6.76%	6.85%	6.85%	6.84%
Weighted-average loan size	$116,404	$119,340	$120,756	$122,336	$123,469	$124,351	$124,384	$126,423	$127,577	$126,680	$121,520	$122,564	$124,399
Weighted-average credit score(2)(4)	652	652	651	651	651	650	648	648	648	648	649	648	650
First-lien weighted-average loan-to-value ratio(5)	77.66%	77.71%	77.69%	77.66%	77.64%	77.65%	77.64%	77.76%	77.76%	77.78%	77.79%	77.78%	77.80%

(1)	First Franklin loans are nonconforming residential real estate loans originated by First Franklin Financial Corp., a wholly-owned subsidiary of National City Corporation and a division of the National Consumer Finance line of business.

(2)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(3)	These loans are retained in the residential real estate portfolio.

(4)	Based upon most recent available FICO® score for borrowers. FICO® scores are updated quarterly.

(5)	Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.